UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2024
2024 Annual Report

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

The Benefits and Risks of Leveraging

Fund Summary as of December 31, 2024

BlackRock Credit Strategies Fund
Investment Objective
BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	12/31/24	11/19/24(a)	12/31/23	Change	High	Low
Net Asset Value — Institutional	$ 8.47	$ —	$ 8.63	(1.85)%	$ 8.63	$ 8.47
Net Asset Value — Class A	8.50	—	8.65	(1.73)	8.66	8.50
Net Asset Value — Class J	8.48	8.63	—	(1.74)	8.64	8.48
Net Asset Value — Class U	8.48	—	8.64	(1.85)	8.65	8.48
Net Asset Value — Class W	8.50	—	8.65	(1.73)	8.66	8.50

(a)	Commencement of operations.
GROWTH OF $10,000 INVESTMENT
The Fund commenced operations on February 28, 2019.
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon spreads, interest payments and market weightings subject to a single loan facility weight cap of 2%.
(c)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of December 31, 2024(continued)

BlackRock Credit Strategies Fund
Performance
Returns for the period ended December 31, 2024 were as follows:
			Average Annual Total Returns(a)
			1 Year		5 Years		Since Inception(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	7.55%	7.51%	8.06%	N/A	4.35%	N/A	4.98%	N/A
Class A(c)	6.65	6.64	7.44	4.76%	3.63	3.11%	4.25	3.79%
Class J(c)	7.10	7.09	7.53	4.31	3.84	3.21	4.46	3.91
Class U(c)	6.79	6.76	7.33	N/A	3.58	N/A	4.20	N/A
Class W(c)	6.61	6.60	7.44	3.68	3.63	2.89	4.24	3.61
Morningstar LSTA Leveraged Loan Index	—	—	8.95	N/A	5.86	N/A	5.76	N/A
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	—	—	8.19	N/A	4.20	N/A	4.90	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Fund’s use of leverage, if any.
N/A — Not applicable as share class and index do not have a sales charge.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Contributions to the Fund’s performance were led by the allocation to private debt. In addition, a position within the opportunistic credit allocation, which focuses on identifying select idiosyncratic opportunities within the stressed/distressed and special situation markets, was a standout contributor. Exposure to U.S. high yield corporate bonds proved additive as the asset class was bolstered by a more supportive inflation picture and demand for attractive all-in yield. Collateralized loan obligations (“CLOs”) and bank loans continued to contribute as loan reference rates have remained elevated with the renewed focus on inflation from the Federal Reserve (“Fed”). Holdings of capital securities and emerging market bonds were also beneficial, while exposure to European high yield corporate bonds and Asian corporate credit added marginally to return.
There were no material detractors from the Fund’s performance during the reporting period. The Fund’s cash position had no material impact on performance.
The Fund’s practice of maintaining a specified level of daily distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Fund added modestly to its allocations to capital securities and both U.S and European high yield corporate bonds as spreads tightened and fundamentals improved. The Fund selectively trimmed holdings within emerging markets to fund opportunities within Asia. Allocations to U.S. and European investment grade corporate bonds were gradually lower due to a shift in relative value from a duration and yield standpoint. In bank loans, exposure to lower-priced segments was selectively reduced. Portfolio leverage was increased as valuations became more favorable with the Fed’s initiation of a rate cutting cycle.
The Fund uses various derivative positions as part of the investment strategy, including employing leverage, forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or hedge broad market exposure.
Describe portfolio positioning at period end.
The Fund was strategically positioned with a focus on opportunities within private debt and opportunistic credit, seeking higher yield and income. Within the relative value allocation, the Fund maintained elevated exposure to bank loans and CLOs as all-in yields for floating rate assets remain attractive despite the onset of Fed rate cuts. The Fund held exposure to lower-rated borrowers through its opportunistic credit allocation.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of December 31, 2024(continued)

BlackRock Credit Strategies Fund
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Floating Rate Loan Interests	59.0%
Corporate Bonds	22.7
Asset-Backed Securities	8.3
Preferred Securities	6.0
Common Stocks	2.7
Other*	1.3

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AAA/Aaa	0.9%
AA/Aa	1.5
A	4.2
BBB/Baa	7.0
BB/Ba	9.2
B	22.7
CCC/Caa	8.2
CC	0.2
D	— (c)
N/R(d)	46.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

2024 BlackRock Annual Report to Shareholders

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor.
Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.
Class J Shares are subject to a maximum initial sales charge (front-end load) of 3.00% and servicing and distribution fee of 0.50% per year. These shares are available only through brokerage, transactional-based accounts and to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class J Shares performance shown prior to the Class J Shares inception date of November 19, 2024 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class J Shares fees.
Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.
Class W Shares are subject to a maximum initial sales charge (front-end load) of 3.50% and servicing and distribution fee of 0.75% per year. These shares are available only through brokerage, transactional-based accounts. Class W Shares performance shown prior to the Class W Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class W Shares fees.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

About Fund Performance

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)
Expense Example for Continuously Offered Closed-End Funds
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (07/01/24)	Ending Account Value (12/31/24)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (07/01/24)	Ending Account Value (12/31/24)	Expenses Paid During the Period(a)	Ending Account Value (12/31/24)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$ 1,000.00	$ 1,048.80	$ 10.21	$ 7.31	$ 1,000.00	$ 1,015.17	$ 10.04	$ 1,018.00	$ 7.19	1.98%	1.42%
Class A	1,000.00	1,045.20	13.70	10.81	1,000.00	1,011.74	13.48	1,014.57	10.63	2.67	2.10
Class J	1,000.00	996.00	3.10	2.37	1,000.00	1,011.54	13.67	1,014.72	10.47	2.70	2.07
Class U	1,000.00	1,044.00	13.96	11.07	1,000.00	1,011.48	13.74	1,014.30	10.90	2.72	2.16
Class W	1,000.00	1,045.10	13.63	10.75	1,000.00	1,011.81	13.41	1,014.63	10.57	2.65	2.09

(a)
For each class of the Fund, except for Class J Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by
184/366 (to reflect the one-half year period shown). For Class J Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 43/366 for actual expenses and 184/366 for hypothetical expenses (to reflect the six month period shown).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
720 East CLO Ltd., Series 2022-1A, Class CR, (3-mo. CME Term SOFR + 1.90%), 6.25%, 01/20/38(a)(b)	USD	1,000	$ 1,000,000
AGL CLO Ltd., Series 2021-12A, Class B, (3-mo. CME Term SOFR + 1.86%), 6.48%, 07/20/34(a)(b)		1,000	1,002,002
AIMCO CLO Ltd., Series 2020-11A, Class CR2, (3-mo. CME Term SOFR + 1.90%), 6.55%, 07/17/37(a)(b)		1,000	1,008,943
Anchorage Capital CLO Ltd., Series 2019-11A, Class C1R2, (3-mo. CME Term SOFR + 2.40%), 7.03%, 07/22/37(a)(b)		1,000	1,008,006
Ballyrock CLO Ltd.(a)(b)
Series 2019-2A, Class BRR, (3-mo. CME Term SOFR + 2.40%), 6.92%, 02/20/36		1,000	1,001,452
Series 2021-1A, Class B, (3-mo. CME Term SOFR + 2.31%), 6.97%, 04/15/34		1,500	1,502,839
Series 2024-22A, Class B, (3-mo. CME Term SOFR + 2.35%), 7.01%, 04/15/37		1,500	1,518,786
Battalion CLO X Ltd., Series 2016-10A, Class BR2, (3-mo. CME Term SOFR + 2.31%), 6.95%, 01/25/35(a)(b)		1,000	1,001,012
Birch Grove CLO Ltd., Series 2024-9A, Class A1, (3- mo. CME Term SOFR + 1.40%), 6.24%, 10/22/37(a)(b)		1,000	1,000,516
Bryant Park Funding Ltd., Series 2024-22A, Class C, (3-mo. CME Term SOFR + 2.60%), 7.26%, 04/15/37(a)(b)		1,500	1,518,325
Canyon CLO Ltd., Series 2021-3A, Class B, (3-mo. CME Term SOFR + 1.96%), 6.62%, 07/15/34(a)(b)		1,000	1,004,678
CarVal CLO IV Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.13%, 07/20/34(a)(b)		1,000	1,005,801
CarVal CLO VC Ltd., Series 2021-2A, Class C, (3-mo. CME Term SOFR + 2.46%), 7.12%, 10/15/34(a)(b)		1,000	1,001,500
CIFC Funding Ltd.(a)(b)
Series 2015-1A, Class CRR, (3-mo. CME Term SOFR + 2.16%), 6.79%, 01/22/31		1,000	1,000,544
Series 2019-5A, Class A2RS, (3-mo. CME Term SOFR + 2.01%), 6.67%, 01/15/35		800	806,590
Cook Park CLO Ltd., Series 2018-1A, Class C, (3-mo. CME Term SOFR + 2.01%), 6.66%, 04/17/30(a)(b)		250	250,035
Elmwood CLO 21 Ltd., Series 2022-8A, Class AR, (3- mo. CME Term SOFR + 1.65%), 6.27%, 10/20/36(a)(b)		700	703,242
Elmwood CLO 26 Ltd, Series 2026-1A, Class C, (3-mo. CME Term SOFR + 2.40%), 7.03%, 04/18/37(a)(b)		1,000	1,015,106
Elmwood CLO 37 Ltd., Series 2024-13A, Class D1, 01/17/38(a)(b)		1,000	1,000,000
Galaxy XXIV CLO Ltd., Series 2024-R, Class CR, (3- mo. CME Term SOFR + 2.45%), 7.10%, 04/15/37(a)(b)		1,106	1,116,949
Generate CLO Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 6.25%, 04/22/37(a)(b)		1,000	1,004,356
Golub Capital Partners LP, Series 2020-48A, Class C, (3-mo. CME Term SOFR + 3.06%), 7.71%, 04/17/33(a)(b)		900	904,499
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (3- mo. CME Term SOFR + 3.26%), 7.89%, 01/27/31(a)(b)		500	502,957
HalseyPoint CLO Ltd., Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.03%, 04/20/34(a)(b)		750	751,701
Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XXIX Ltd., Series 2018-29A, Class CR, (3-mo. CME Term SOFR + 2.25%), 6.88%, 10/18/30(a)(b)	USD	1,000	$ 1,002,446
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-45A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.05%, 10/14/35(a)(b)		1,500	1,502,441
NYACK Park CLO Ltd., Series 2021-1A, Class C, (3- mo. CME Term SOFR + 2.21%), 6.83%, 10/20/34(a)(b)		1,250	1,252,146
Oaktree CLO Ltd., Series 2024-27A, Class B, (3-mo. CME Term SOFR + 1.65%), 6.43%, 10/22/37(a)(b)		1,500	1,500,705
OCP CLO Ltd., Series 2019-17A, Class CR2, (3-mo. CME Term SOFR + 2.00%), 6.62%, 07/20/37(a)(b)		1,000	1,002,342
OHA Credit Funding Ltd.(a)(b)
Series 2019-2A, Class D1R2, 01/21/38(c)		1,000	1,000,000
Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.18%, 04/21/34		1,000	1,005,760
OHA Credit Partners XV Ltd., Series 2017-15R, Class D1R, (3-mo. CME Term SOFR + 3.45%), 8.07%, 04/20/37(a)(b)		1,500	1,530,161
OHA Loan Funding Ltd.(a)(b)
Series 2013-1A, Class D1R3, (3-mo. CME Term SOFR + 3.30%), 7.93%, 04/23/37		750	762,601
Series 2015-1A, Class DR3, (3-mo. CME Term SOFR + 3.46%), 8.08%, 01/19/37		1,000	1,001,930
Palmer Square CLO Ltd.(a)(b)
Series 2021-2A, Class C, (3-mo. CME Term SOFR + 2.06%), 6.72%, 07/15/34		1,000	1,001,891
Series 2022-1A, Class D, (3-mo. CME Term SOFR + 3.05%), 7.67%, 04/20/35		1,000	1,005,777
Series 2022-4A, Class C, (3-mo. CME Term SOFR + 2.21%), 6.87%, 10/15/34		1,000	1,002,295
Post CLO Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 3.20%), 7.82%, 04/20/35(a)(b)		1,000	1,005,773
Rad CLO Ltd., Series 2021-15A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.93%, 01/20/34(a)(b)		1,000	1,000,051
Regatta XII Funding Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.39%), 6.05%, 10/15/37(a)(b)		1,000	1,002,680
Silver Point CLO Ltd., Series 2024-5A, Class C, (3-mo. CME Term SOFR + 2.10%), 6.83%, 10/20/37(a)(b)		1,250	1,253,845
Sixth Street CLO XIX Ltd., Series 2021-19A, Class D, (3-mo. CME Term SOFR + 3.26%), 7.88%, 07/20/34(a)(b)		1,000	1,005,797
Sycamore Tree CLO Ltd., Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 6.87%, 04/20/36(a)(b)		1,000	1,007,031
TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR3, (3-mo. CME Term SOFR + 1.10%), 5.75%, 01/17/32(a)(b)		293	293,213
TICP CLO XIII Ltd., Series 2019-13A, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.07%, 04/15/34(a)(b)		1,000	1,005,494
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(d)	GBP	107	139,931
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
Whitebox CLO I Ltd., Series 2019-1A, Class BRR, (3- mo. CME Term SOFR + 1.75%), 6.38%, 07/24/36(a)(b)	USD	2,000	$ 2,003,072
Whitebox CLO II Ltd., Series 2020-2A, Class CR2, (3-mo. CME Term SOFR + 1.95%), 6.51%, 10/24/37(a)(b)		640	643,170
Total Asset-Backed Securities — 8.0% (Cost: $48,084,818)			48,560,391

	Shares
Common Stocks
Biotechnology — 0.1%
Anika Therapeutics, Inc.(e)	35,291	580,890
Broadline Retail — 0.0%
Thrasio LLC, (Acquired 06/18/24, Cost: $1,907,522)(c)(e)(f)	20,031	—
Construction & Engineering — 0.0%
McDermott International Ltd.(e)	2,158	259
Construction Materials — 0.0%
Kellermeyer Bergensons Common, Preference Shares(c)(e)	45,118	—
Diversified Consumer Services — 0.0%
Pluralsight LLC, (Acquired 08/22/24, Cost: $77,568)(c)(e)(f)	208,956	283,334
Entertainment — 0.0%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $4,573)(c)(e)(f)	364	26,936
Financial Services — 0.0%
NMG Parent LLC(c)(e)	78	—
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(e)	34	86
Health Care Providers & Services — 0.0%
Envision Healthcare Corp., (Acquired 11/03/23, Cost: $25,078)(e)(f)	807	9,012
Health Care Technology — 0.5%
Veradigm, Inc.(e)	290,649	2,833,828
Household Durables — 1.0%
Lennar Corp., Class A	20,696	2,822,314
Taylor Morrison Home Corp., Class A(e)	54,011	3,306,013
		6,128,327
Interactive Media & Services — 0.2%
Research Now Group LLC(c)(e)	59,034	1,003,578
IT Services — 0.0%
Travelport Finance Luxembourg SARL(c)(e)	10	33,498
Media — 0.2%
EchoStar Corp., Class A(e)	55,461	1,270,057
Pharmaceuticals — 0.1%
Milestone Pharmaceuticals, Inc.(e)	231,556	546,472
Security	Shares	Value
Real Estate Management & Development(e) — 0.1%
Adler Group SA(c)	16,485	$ —
WeWork, Inc., Class A	51,216	934,692
		934,692
Retail REITs — 0.3%
Pennsylvania REIT(e)	70,000	1,785,000
Trading Companies & Distributors — 0.0%
TMK Hawk Parent Corp.(c)(e)	543	4,887
Total Common Stocks — 2.5% (Cost: $15,816,865)		15,440,856

		Par (000)
Corporate Bonds
Advertising Agencies(b) — 0.1%
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27	USD	84	80,856
9.00%, 09/15/28		117	122,525
7.50%, 06/01/29		83	72,621
7.88%, 04/01/30		76	78,219
CMG Media Corp., 8.88%, 06/18/29		28	21,006
Neptune Bidco U.S., Inc., 9.29%, 04/15/29		82	76,270
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29		11	10,229
4.63%, 03/15/30		79	73,000
			534,726
Aerospace & Defense — 0.9%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(b)		19	19,268
Boeing Co.
6.86%, 05/01/54		2,530	2,689,002
7.01%, 05/01/64		1,085	1,151,322
Bombardier, Inc.(b)
6.00%, 02/15/28		182	181,262
8.75%, 11/15/30		47	50,522
7.25%, 07/01/31		6	6,188
7.00%, 06/01/32		19	19,328
Goat Holdco LLC, 6.75%, 02/01/32(b)		23	22,775
RTX Corp., 6.40%, 03/15/54		765	831,989
Spirit AeroSystems, Inc.(b)
9.38%, 11/30/29		85	90,992
9.75%, 11/15/30		39	43,158
Triumph Group, Inc., 9.00%, 03/15/28(b)		78	81,216
			5,187,022
Air Freight & Logistics — 0.0%
Rand Parent LLC, 8.50%, 02/15/30(b)		11	11,060
Automobile Components — 0.2%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 05/15/27(b)		300	300,456
Forvia SE, 5.50%, 06/15/31(d)	EUR	100	103,209
Garrett Motion Holdings, Inc./Garrett LX I SARL, 7.75%, 05/31/32(b)	USD	10	10,145
IHO Verwaltungs GmbH, (8.75% Cash or 9.50% PIK), 8.75%, 05/15/28(d)(g)	EUR	320	349,703
Mahle GmbH, 6.50%, 05/02/31(d)		157	159,600
Tenneco, Inc., 8.00%, 11/17/28(b)	USD	23	21,436
			944,549

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Automobiles — 0.2%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29(d)	GBP	126	$ 155,058
Carvana Co.(b)(g)
(13.00% PIK), 13.00%, 06/01/30	USD	44	47,613
(14.00% PIK), 14.00%, 06/01/31		63	75,689
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(b)		14	14,527
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		55	51,356
RCI Banque SA(a)(d)
(5-year EUR Swap + 2.85%), 2.63%, 02/18/30	EUR	300	309,498
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34		300	317,719
			971,460
Banks — 1.9%
Abanca Corp. Bancaria SA, (5-year EURIBOR ICE Swap + 2.45%), 4.63%, 12/11/36(a)(d)		100	103,668
Banca Monte dei Paschi di Siena SpA, 10.50%, 07/23/29(d)		100	130,417
Banco Bilbao Vizcaya Argentaria SA, (5-year EUR Swap + 4.27%), 6.88%(a)(d)(h)		200	217,451
Banco BPM SpA, (5-year EUR Swap + 3.40%), 3.38%, 01/19/32(a)(d)		200	205,922
Bangkok Bank PCL/Hong Kong(a)(d)
(5-year CMT + 1.70%), 3.34%, 10/02/31	USD	200	191,372
(5-year CMT + 1.90%), 3.73%, 09/25/34		200	181,314
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(d)		200	194,500
Bank of East Asia Ltd., (5-year CMT + 2.30%), 4.88%, 04/22/32(a)(d)		250	241,953
Chiyu Banking Corp. Ltd., (5-year CMT + 3.20%), 5.75%, 04/07/32(a)(d)		250	245,037
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34(a)		1,030	1,049,296
Commerzbank AG, (5-year EUR Swap + 6.36%), 6.13%(a)(d)(h)	EUR	200	208,983
Deutsche Bank AG(a)(d)(h)
(5-year EURIBOR ICE Swap + 4.55%), 4.50%		200	196,811
(5-year EURIBOR ICE Swap + 5.26%), 8.13%		200	217,451
Eurobank SA, (5-year EURIBOR ICE Swap + 2.17%), 4.88%, 04/30/31(a)(d)		100	110,053
JPMorgan Chase & Co., (1-day SOFR + 2.58%), 5.72%, 09/14/33(a)	USD	2,235	2,282,802
Macquarie Bank Ltd., 6.80%, 01/18/33(b)		2,070	2,196,929
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35(a)(d)	EUR	150	168,149
Riyad T1 Sukuk Ltd., (5-year CMT + 1.91%), 5.50%(a)(d)(h)	USD	200	196,120
Toronto-Dominion Bank, (5-year CMT + 2.98%), 7.25%, 07/31/84(a)		1,110	1,129,342
Truist Financial Corp., (1-day SOFR + 2.05%), 6.05%, 06/08/27(a)		1,340	1,362,046
UBS Group AG, (1-year CMT + 1.55%), 4.49%, 05/12/26(a)(b)		885	882,949
			11,712,565
Biotechnology(d) — 0.1%
Biocon Biologics Global PLC, 6.67%, 10/09/29		400	384,000
Cidron Aida Finco SARL, 6.25%, 04/01/28	GBP	200	238,552
			622,552
Broadline Retail — 0.0%
Rakuten Group, Inc., 9.75%, 04/15/29(d)	USD	200	216,475
Security		Par (000)	Value
Building Materials — 0.1%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(b)	USD	2	$ 1,916
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.38%, 12/15/30(d)	EUR	103	112,737
6.75%, 07/15/31(b)	USD	48	48,328
HT Troplast GmbH, 9.38%, 07/15/28(d)	EUR	100	109,515
JELD-WEN, Inc., 7.00%, 09/01/32(b)	USD	33	30,627
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28		36	34,777
9.75%, 07/15/28		20	20,453
PCF GmbH, 4.75%, 04/15/29(d)	EUR	303	259,435
Smyrna Ready Mix Concrete LLC(b)
6.00%, 11/01/28	USD	3	2,926
8.88%, 11/15/31		132	138,396
Standard Building Solutions, Inc., 6.50%, 08/15/32(b)		21	21,034
Wilsonart LLC, 11.00%, 08/15/32(b)		24	23,524
			803,668
Building Products — 0.0%
White Cap Buyer LLC, 6.88%, 10/15/28(b)		158	156,251
Capital Markets — 0.2%
Apollo Debt Solutions BDC(b)
6.90%, 04/13/29		500	517,243
6.70%, 07/29/31		15	15,405
Blackstone Private Credit Fund, 6.00%, 11/22/34(b)		45	43,906
Blue Owl Capital Corp. II, 8.45%, 11/15/26		15	15,722
Blue Owl Credit Income Corp.
7.75%, 09/16/27		46	48,303
6.60%, 09/15/29(b)		6	6,120
6.65%, 03/15/31		485	493,638
Blue Owl Technology Finance Corp. II, 6.75%, 04/04/29(b)		7	7,043
Focus Financial Partners LLC, 6.75%, 09/15/31(b)		40	39,841
HA Sustainable Infrastructure Capital, Inc., 6.38%, 07/01/34(b)		10	9,738
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		86	81,423
9.75%, 01/15/29		14	14,036
4.38%, 02/01/29		3	2,506
10.00%, 11/15/29(b)		21	21,050
			1,315,974
Chemicals — 0.5%
Chemours Co.
5.38%, 05/15/27		7	6,738
5.75%, 11/15/28(b)		5	4,645
4.63%, 11/15/29(b)		2	1,738
8.00%, 01/15/33(b)		18	17,587
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(d)	EUR	200	208,798
Herens Midco SARL, 5.25%, 05/15/29(d)		100	86,027
INEOS Finance PLC, 6.38%, 04/15/29(d)		202	219,281
INEOS Quattro Finance 2 PLC(d)
8.50%, 03/15/29		204	226,105
6.75%, 04/15/30		100	107,400
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(g)	USD	27	22,518
Lune Holdings SARL, 5.63%, 11/15/28(d)	EUR	102	80,088
Mativ Holdings, Inc., 8.00%, 10/01/29(b)	USD	12	11,558
Methanex U.S. Operations, Inc., 6.25%, 03/15/32(b)		13	12,862
Monitchem HoldCo 3 SA, 8.75%, 05/01/28(d)	EUR	100	106,998
Nobian Finance BV, 3.63%, 07/15/26(d)		100	102,549
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28(d)		427	471,033
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals (continued)
Olympus Water U.S. Holding Corp. (continued)
9.75%, 11/15/28(b)	USD	200	$ 212,203
5.38%, 10/01/29(d)	EUR	100	98,955
SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 07/15/28(d)		500	554,513
Synthomer PLC, 7.38%, 05/02/29(d)		100	108,147
WR Grace Holdings LLC(b)
5.63%, 08/15/29	USD	150	137,952
7.38%, 03/01/31		64	65,358
			2,863,053
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC, 7.88%, 02/15/31(b)		217	221,792
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.88%, 06/01/28(d)	GBP	400	463,674
Amber Finco PLC, 6.63%, 07/15/29(d)	EUR	136	148,835
APCOA Group GmbH, (3-mo. EURIBOR + 4.13%), 7.37%, 04/15/31(a)(d)		100	103,975
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(d)		100	101,524
Belron UK Finance PLC, 4.63%, 10/15/29(d)		113	119,860
Boels Topholding BV, 5.75%, 05/15/30(d)		100	108,104
Deluxe Corp., 8.13%, 09/15/29(b)	USD	8	8,112
EquipmentShare.com, Inc., 8.00%, 03/15/33(b)		10	10,127
Fortress Transportation and Infrastructure Investors LLC(b)
5.50%, 05/01/28		114	111,497
7.00%, 05/01/31		96	97,934
7.00%, 06/15/32		45	45,887
Garda World Security Corp.(b)
7.75%, 02/15/28		98	101,127
6.00%, 06/01/29		6	5,688
8.25%, 08/01/32		45	45,730
8.38%, 11/15/32		69	70,231
Hertz Corp., 12.63%, 07/15/29(b)		9	9,589
Pachelbel Bidco SpA(d)
7.13%, 05/17/31	EUR	100	110,771
(3-mo. EURIBOR + 4.25%), 7.30%, 05/17/31(a)		100	104,287
Q-Park Holding I BV, 5.13%, 02/15/30(d)		102	108,516
Raven Acquisition Holdings LLC, 6.88%, 11/15/31(b)	USD	29	28,709
RR Donnelley & Sons Co., 9.50%, 08/01/29(b)		47	47,727
Techem Verwaltungsgesellschaft 675 GmbH, 5.38%, 07/15/29(d)	EUR	200	214,082
Veritiv Operating Co., 10.50%, 11/30/30(b)		12	12,924
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		61	62,655
			2,463,357
Construction & Engineering — 0.4%
Azzurra Aeroporti SpA, 2.63%, 05/30/27(d)	EUR	200	203,496
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)	USD	193	196,436
Cellnex Telecom SA, Series CLNX, 2.13%, 08/11/30(d)	EUR	800	869,827
Delhi International Airport Ltd., 6.13%, 10/31/26(d)	USD	200	201,063
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	190,750
Heathrow Finance PLC(d)
3.88%, 03/01/27(i)	GBP	126	150,404
6.63%, 03/01/31		100	125,816
Infrastrutture Wireless Italiane SpA, 1.75%, 04/19/31(d)	EUR	100	94,521
IRB Infrastructure Developers Ltd., 7.11%, 03/11/32(d)	USD	400	403,500
			2,435,813
Consumer Finance — 0.2%
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		3	3,224
Muthoot Finance Ltd., 7.13%, 02/14/28(d)		250	255,000
Security		Par (000)	Value
Consumer Finance (continued)
Navient Corp., 9.38%, 07/25/30	USD	49	$ 52,351
Nexi SpA, 2.13%, 04/30/29(d)	EUR	100	98,535
OneMain Finance Corp.
6.63%, 05/15/29	USD	23	23,286
5.38%, 11/15/29		98	94,221
7.50%, 05/15/31		8	8,211
7.13%, 11/15/31		14	14,264
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 08/15/32(b)		52	52,887
Shriram Finance Ltd., 6.63%, 04/22/27		200	201,250
Worldline SA/France, 0.00%, 07/30/26(d)(j)	EUR	188	187,348
			990,577
Consumer Staples Distribution & Retail — 0.0%
B&M European Value Retail SA, 6.50%, 11/27/31(d)	GBP	100	124,226
Containers & Packaging — 0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)	USD	200	171,799
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.13%, 08/15/26(d)	EUR	142	131,652
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29	USD	23	23,152
6.88%, 01/15/30		58	58,393
8.75%, 04/15/30		87	87,946
Fiber Bidco SpA(d)
6.13%, 06/15/31	EUR	100	104,113
(3-mo. EURIBOR + 4.00%), 6.68%, 01/15/30(a)		200	208,705
Fiber Midco SpA, (10.00% PIK), 10.00%, 06/15/29(d)(g)		100	107,288
Kleopatra Finco SARL, 4.25%, 03/01/26(d)		100	95,149
LABL, Inc.(b)
5.88%, 11/01/28	USD	25	22,273
9.50%, 11/01/28		93	93,125
8.63%, 10/01/31		27	24,977
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/27		296	301,982
9.25%, 04/15/27		14	14,164
OI European Group BV, 5.25%, 06/01/29(d)	EUR	108	114,109
Trident TPI Holdings, Inc., 12.75%, 12/31/28(b)	USD	20	22,062
			1,580,889
Diversified REITs — 1.6%
American Tower Corp., 3.10%, 06/15/50		743	476,586
Digital Realty Trust LP, 1.88%, 11/15/29(b)(k)		6	6,180
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		120	102,781
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		63	57,983
Iron Mountain, Inc., 6.25%, 01/15/33(b)		34	33,864
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC(b)
10.50%, 02/15/28		1,777	1,894,780
6.50%, 02/15/29		6,000	5,444,183
Uniti Group, Inc., 7.50%, 12/01/27(b)(k)		800	909,783
VICI Properties LP, 5.13%, 05/15/32		990	963,941
			9,890,081
Diversified Telecommunication Services — 2.8%
CommScope LLC, 4.75%, 09/01/29(b)		33	29,392
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd/Difl U.S., (9.00% Cash and 3.00% PIK), 12.00%, 05/25/27(g)		6,200	6,091,500
EchoStar Corp.
3.88%, 11/30/30		3,228	3,387,089
(6.75% PIK), 6.75%, 11/30/30(g)		99	89,936

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
EchoStar Corp. (continued)
10.75%, 11/30/29	USD	3,126	$ 3,361,811
Eutelsat SA(d)
2.25%, 07/13/27	EUR	100	87,011
1.50%, 10/13/28		100	76,912
Frontier Communications Holdings LLC
5.00%, 05/01/28(b)	USD	49	47,903
5.88%, 11/01/29		3	2,486
6.00%, 01/15/30(b)		10	9,978
8.75%, 05/15/30(b)		162	171,216
8.63%, 03/15/31(b)		12	12,763
Global Switch Finance BV, 1.38%, 10/07/30(d)	EUR	151	146,872
Globe Telecom, Inc., (5-year CMT + 5.53%), 4.20%(a)(d)(h)	USD	200	194,430
Iliad Holding SASU
7.00%, 10/15/28(b)		289	292,864
5.38%, 04/15/30(d)	EUR	126	134,237
6.88%, 04/15/31(d)		100	111,092
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(d)		150	158,257
Level 3 Financing, Inc.(b)
10.50%, 04/15/29	USD	99	110,731
4.88%, 06/15/29		49	42,630
11.00%, 11/15/29		145	163,559
4.50%, 04/01/30		20	16,431
10.50%, 05/15/30		63	68,607
10.75%, 12/15/30		45	49,710
Lorca Telecom Bondco SA, 5.75%, 04/30/29(d)	EUR	294	320,519
Lumen Technologies, Inc.(b)
4.13%, 04/15/29	USD	19	17,563
4.13%, 04/15/30		20	17,343
10.00%, 10/15/32		15	15,198
Network i2i Ltd., (5-year CMT + 4.27%), 5.65%(a)(d)(h)		200	199,687
SoftBank Group Corp.(d)
5.38%, 01/08/29	EUR	175	187,940
3.38%, 07/06/29		600	600,267
Vmed O2 U.K. Financing I PLC, 5.63%, 04/15/32(d)		100	105,533
Windstream Escrow LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)	USD	95	98,118
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		142	130,961
6.13%, 03/01/28		34	28,900
Zegona Finance PLC, 6.75%, 07/15/29(d)	EUR	237	261,233
			16,840,679
Electric Utilities — 0.6%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(a)(d)(h)		125	133,771
Adani Transmission Step-One Ltd., 4.00%, 08/03/26(d)	USD	200	183,000
Alpha Generation LLC, 6.75%, 10/15/32(b)		23	22,756
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 5.63%, 02/15/32(d)	EUR	100	107,860
Continuum Energy Aura Pte. Ltd., 9.50%, 02/24/27(d)	USD	200	209,376
Diamond II Ltd., 7.95%, 07/28/26(d)		200	202,687
Edison International, Series A, (5-year CMT + 4.70%), 5.38%(a)(h)		20	19,722
EDP SA, (5-year EURIBOR ICE Swap + 2.40%), 4.63%, 09/16/54(a)(d)	EUR	100	105,446
FirstEnergy Corp., 4.00%, 05/01/26(k)	USD	33	33,116
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25		200	199,682
JSW Hydro Energy Ltd., 4.13%, 05/18/31(d)		148	132,520
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		381	365,541
Security		Par (000)	Value
Electric Utilities (continued)
Orsted A/S, (5-year EURIBOR ICE Swap + 2.59%), 5.13%, 12/31/99(a)(d)	EUR	100	$ 107,368
Pacific Gas and Electric Co.
6.95%, 03/15/34	USD	495	542,136
4.20%, 06/01/41		310	252,697
PG&E Corp., 4.25%, 12/01/27(k)		11	11,930
Pike Corp., 8.63%, 01/31/31(b)		5	5,275
Public Power Corp. SA, 4.63%, 10/31/31(d)	EUR	100	105,440
San Miguel Global Power Holdings Corp., (5-year CMT + 7.73%), 8.75%(a)(d)(h)	USD	400	414,876
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		149	150,350
Vistra Corp., (5-year CMT + 6.93%), 8.00%(a)(b)(h)		13	13,267
Vistra Operations Co. LLC, 6.88%, 04/15/32(b)		28	28,670
			3,347,486
Energy Equipment & Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.25%, 04/01/28		121	120,355
6.63%, 09/01/32		35	34,956
Enerflex Ltd., 9.00%, 10/15/27(b)		36	37,382
Kodiak Gas Services LLC, 7.25%, 02/15/29(b)		33	33,662
OEG Finance PLC, 7.25%, 09/27/29(d)	EUR	100	108,149
Star Holding LLC, 8.75%, 08/01/31(b)	USD	19	18,826
USA Compression Partners LP/USA Compression Finance Corp., 7.13%, 03/15/29(b)		77	78,359
			431,689
Entertainment — 1.5%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30(d)	EUR	500	552,564
Caesars Entertainment, Inc.(b)
7.00%, 02/15/30	USD	94	95,744
6.00%, 10/15/32		42	40,495
Cirsa Finance International SARL, (3-mo. EURIBOR + 4.50%), 7.56%, 07/31/28(a)(d)	EUR	100	104,849
CPUK Finance Ltd., 7.88%, 08/28/29(d)	GBP	100	128,458
Great Canadian Gaming Corp., 8.75%, 11/15/29(b)	USD	28	28,659
Inter Media and Communication SpA, 6.75%, 02/09/27(d)	EUR	197	207,129
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(b)	USD	26	23,205
Lottomatica Group SpA(d)
5.38%, 06/01/30	EUR	100	107,582
(3-mo. EURIBOR + 3.25%), 6.19%, 06/01/31(a)		100	104,750
Mohegan Tribal Gaming Authority, 8.00%, 02/01/26(b)	USD	7,052	7,016,241
Motion Finco SARL, 7.38%, 06/15/30(d)	EUR	200	210,721
Pinewood Finco PLC, 6.00%, 03/27/30(d)	GBP	146	181,475
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29	USD	21	16,485
5.88%, 09/01/31		23	16,732
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(b)		40	38,277
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)		68	69,450
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, 02/15/31(b)		75	78,106
			9,020,922
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Environmental, Maintenance & Security Service(b) — 0.0%
Madison IAQ LLC, 5.88%, 06/30/29	USD	67	$ 63,264
Waste Pro USA, Inc., 5.50%, 02/15/26		111	110,938
			174,202
Financial Services — 0.3%
Ally Financial, Inc., (5-year CMT + 2.45%), 6.65%, 01/17/40(a)		270	261,585
Azorra Finance Ltd., 7.75%, 04/15/30(b)		12	11,824
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(d)(g)	GBP	100	122,595
Far East Horizon Ltd., 5.88%, 03/05/28(d)	USD	200	196,610
Freedom Mortgage Holdings LLC(b)
9.25%, 02/01/29		60	61,917
9.13%, 05/15/31		17	17,528
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(b)		21	21,274
Intrum AB(d)(e)(l)
3.00%, 09/15/27	EUR	200	149,473
9.25%, 03/15/28		100	75,047
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29(b)	USD	25	26,440
Manappuram Finance Ltd., 7.38%, 05/12/28(d)		200	200,500
Nationstar Mortgage Holdings, Inc.(b)
6.50%, 08/01/29		7	6,988
7.13%, 02/01/32		48	48,598
PennyMac Financial Services, Inc.(b)
7.88%, 12/15/29		16	16,763
7.13%, 11/15/30		21	21,267
PHH Escrow Issuer LLC, 9.88%, 11/01/29(b)		8	8,036
Piramal Capital & Housing Finance Ltd., 7.80%, 01/29/28(d)		200	199,250
ProGroup AG, 5.13%, 04/15/29(d)	EUR	100	101,811
Stena International SA, 7.25%, 01/15/31(b)	USD	200	204,071
Titanium 2l Bondco SARL, (6.25% PIK), 6.25%, 01/14/31(g)	EUR	108	37,443
UWM Holdings LLC, 6.63%, 02/01/30(b)	USD	33	32,796
			1,821,816
Food Products — 0.3%
B&G Foods, Inc., 8.00%, 09/15/28(b)		7	7,196
Bellis Acquisition Co. PLC, 8.13%, 05/14/30(d)	GBP	213	257,914
Bellis Finco PLC, 4.00%, 02/16/27(d)		100	117,991
Boparan Finance PLC, 9.38%, 11/07/29(d)		100	121,034
Chobani Holdco II LLC, (8.75% in Cash or 9.5% in PIK), 8.75%, 10/01/29(b)(g)	USD	100	105,752
Chobani LLC/Chobani Finance Corp., Inc., 7.63%, 07/01/29(b)		149	154,079
Elior Group SA, 3.75%, 07/15/26(d)	EUR	147	150,753
Fiesta Purchaser, Inc.(b)
7.88%, 03/01/31	USD	23	24,006
9.63%, 09/15/32		9	9,428
Irca SpA, (3-mo. EURIBOR + 3.75%), 6.63%, 12/15/29(a)(d)	EUR	100	104,673
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(b)	USD	5	5,187
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 6.30%, 07/01/29(a)(d)	EUR	200	207,895
Market Bidco Finco PLC, 5.50%, 11/04/27(d)	GBP	300	358,669
Picard Groupe SAS, 6.38%, 07/01/29(d)	EUR	100	107,719
Tereos Finance Groupe I SA, 7.25%, 04/15/28(d)		300	323,574
United Natural Foods, Inc., 6.75%, 10/15/28(b)	USD	12	11,822
			2,067,692
Security		Par (000)	Value
Health Care Equipment & Supplies(b) — 0.1%
Bausch & Lomb Corp., 8.38%, 10/01/28	USD	126	$ 130,410
Medline Borrower LP, 5.25%, 10/01/29		281	271,183
Sotera Health Holdings LLC, 7.38%, 06/01/31		15	15,197
			416,790
Health Care Providers & Services — 0.3%
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		63	60,860
CHS/Community Health Systems, Inc.(b)
5.63%, 03/15/27		49	47,026
6.00%, 01/15/29		4	3,582
5.25%, 05/15/30		180	147,839
4.75%, 02/15/31		16	12,415
10.88%, 01/15/32		54	55,713
Ephios Subco 3 SARL, 7.88%, 01/31/31(d)	EUR	134	151,107
HAH Group Holding Co. LLC, 9.75%, 10/01/31(b)	USD	16	16,013
LifePoint Health, Inc.(b)
9.88%, 08/15/30		50	53,948
11.00%, 10/15/30		94	103,180
10.00%, 06/01/32		18	18,302
ModivCare, Inc., 5.00%, 10/01/29(b)		1,100	646,903
Prime Healthcare Services, Inc., 9.38%, 09/01/29(b)		6	5,836
Star Parent, Inc., 9.00%, 10/01/30(b)		98	101,783
Surgery Center Holdings, Inc., 7.25%, 04/15/32(b)		116	118,331
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(b)		38	38,726
			1,581,564
Health Care REITs — 1.1%
Diversified Healthcare Trust
9.75%, 06/15/25		2,812	2,811,773
0.00%, 01/15/26(b)(j)		4,025	3,787,806
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		71	50,875
			6,650,454
Hotel & Resort REITs — 0.0%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(b)		14	14,204
Pebblebrook Hotel Trust, 1.75%, 12/15/26(k)		1	929
Service Properties Trust
8.63%, 11/15/31(b)		150	156,088
8.88%, 06/15/32		24	22,212
			193,433
Hotels, Restaurants & Leisure — 0.6%
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 6.96%, 07/18/30(a)(d)	EUR	100	104,155
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b)	USD	26	27,700
Champion Path Holdings Ltd., 4.50%, 01/27/26(d)		200	196,188
Deuce Finco PLC, 5.50%, 06/15/27(d)	GBP	100	122,323
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29	USD	42	38,921
6.75%, 01/15/30		6	5,535
Food Service Project SA, 5.50%, 01/21/27(d)	EUR	100	104,621
Fortune Star BVI Ltd.(d)
5.00%, 05/18/26	USD	200	192,000
3.95%, 10/02/26	EUR	200	194,116
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28(b)	USD	42	43,779
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		50	43,583
Melco Resorts Finance Ltd.
4.88%, 06/06/25(b)		200	198,250
5.63%, 07/17/27(d)		200	192,750
5.75%, 07/21/28(d)		200	190,000

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Melco Resorts Finance Ltd. (continued)
7.63%, 04/17/32(d)	USD	200	$ 200,842
NCL Corp. Ltd.(b)
8.13%, 01/15/29		13	13,699
7.75%, 02/15/29		8	8,400
Pinnacle Bidco PLC, 10.00%, 10/11/28(d)	GBP	312	414,495
Sabre GLBL, Inc.(b)
8.63%, 06/01/27	USD	55	54,243
10.75%, 11/15/29		26	26,823
Sands China Ltd.
5.13%, 08/08/25		200	199,000
3.25%, 08/08/31		200	171,000
Station Casinos LLC, 6.63%, 03/15/32(b)		41	40,743
Stonegate Pub Co. Financing PLC(d)
10.75%, 07/31/29	GBP	100	130,398
(3-mo. EURIBOR + 6.63%), 9.65%, 07/31/29(a)	EUR	100	107,210
Studio City Co. Ltd., 7.00%, 02/15/27(d)	USD	200	200,812
TUI Cruises GmbH(d)
6.50%, 05/15/26	EUR	56	58,975
5.00%, 05/15/30		100	105,143
Viking Cruises Ltd., 9.13%, 07/15/31(b)	USD	87	93,548
Wynn Macau Ltd.
5.63%, 08/26/28(b)		200	192,000
5.63%, 08/26/28(d)		200	192,000
			3,863,252
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50%, 03/15/31(b)		5	5,078
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/29(b)		26	25,556
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		8	8,335
Empire Communities Corp., 9.75%, 05/01/29(b)		7	7,364
K Hovnanian Enterprises, Inc., 11.75%, 09/30/29(b)		61	66,416
LGI Homes, Inc.(b)
8.75%, 12/15/28		6	6,294
7.00%, 11/15/32		14	13,862
Meritage Homes Corp., 1.75%, 05/15/28(b)(k)		15	14,700
New Home Co., Inc., 9.25%, 10/01/29(b)		13	13,681
Newell Brands, Inc., 7.00%, 04/01/46		650	620,446
STL Holding Co. LLC, 8.75%, 02/15/29(b)		9	9,515
			791,247
Household Products(b) — 0.0%
Kronos Acquisition Holdings, Inc., 8.25%, 06/30/31		5	4,763
Spectrum Brands, Inc.
3.38%, 06/01/29(k)		15	14,644
3.88%, 03/15/31		2	1,721
			21,128
Independent Power and Renewable Electricity Producers — 0.1%
Greenko Dutch BV, 3.85%, 03/29/26(d)		179	173,854
Greenko Power II Ltd., 4.30%, 12/13/28(d)		167	156,933
NextEra Energy Partners LP(b)(k)
0.00%, 11/15/25(j)		48	45,120
2.50%, 06/15/26		18	16,921
ReNew Pvt Ltd., 5.88%, 03/05/27(d)		200	195,430
SK Battery America, Inc., 4.88%, 01/23/27(d)		230	229,455
			817,713
Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b)
4.25%, 10/15/27		139	132,678
6.75%, 10/15/27		200	198,346
Security		Par (000)	Value
Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b) (continued)
7.38%, 10/01/32	USD	30	$ 30,276
AmWINS Group, Inc., 4.88%, 06/30/29(b)		32	30,048
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(b)		13	13,176
Ardonagh Finco Ltd., 6.88%, 02/15/31(d)	EUR	144	153,828
AssuredPartners, Inc., 7.50%, 02/15/32(b)	USD	27	29,060
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC(b)
7.25%, 02/15/31		117	118,895
8.13%, 02/15/32		65	66,383
HUB International Ltd.(b)
7.25%, 06/15/30		143	146,539
7.38%, 01/31/32		241	244,772
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		43	45,228
10.50%, 12/15/30		39	42,164
Panther Escrow Issuer LLC, 7.13%, 06/01/31(b)		203	205,029
Sumitomo Life Insurance Co., 5.88%, 12/31/99		200	198,623
UnipolSai Assicurazioni SpA, 4.90%, 05/23/34(d)	EUR	100	107,755
			1,762,800
Interactive Media & Services(d) — 1.0%
iliad SA, 5.38%, 02/15/29		200	219,144
Telegram Group, Inc., 7.00%, 03/22/26	USD	6,000	5,673,196
United Group BV
6.75%, 02/15/31	EUR	138	147,659
6.50%, 10/31/31		200	210,977
			6,250,976
Internet Software & Services(k) — 0.1%
Meituan, 0.00%, 04/27/27(d)(j)	USD	400	394,000
Uber Technologies, Inc., Series 2028, 0.88%, 12/01/28		19	20,900
			414,900
IT Services — 0.1%
Almaviva-The Italian Innovation Co. SpA, 5.00%, 10/30/30(d)	EUR	100	105,398
Amentum Holdings, Inc., 7.25%, 08/01/32(b)	USD	19	19,144
CA Magnum Holdings, 5.38%, 10/31/26(d)		200	195,250
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(b)		70	71,377
McAfee Corp., 7.38%, 02/15/30(b)		86	83,525
			474,694
Machinery — 0.2%
Chart Industries, Inc., 9.50%, 01/01/31(b)		40	42,866
Husky Injection Molding Systems Ltd./Titan Co- Borrower LLC, 9.00%, 02/15/29(b)		81	84,564
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 6.93%, 04/15/29(a)(d)	EUR	200	208,210
Manitowoc Co., Inc., 9.25%, 10/01/31(b)	USD	8	8,200
Nova Alexandre III SAS, (3-mo. EURIBOR + 5.25%), 8.43%, 07/15/29(a)(d)	EUR	100	100,270
TK Elevator Holdco GmbH, 6.63%, 07/15/28(d)		270	280,000
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	295	288,780
			1,012,890
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 03/01/31(b)		306	311,962
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70%, 04/01/51		105	65,589
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
4.40%, 12/01/61	USD	600	$ 399,380
Comcast Corp.
3.75%, 04/01/40		110	88,477
2.94%, 11/01/56		54	31,452
CSC Holdings LLC(b)
5.50%, 04/15/27		2,400	2,147,999
5.38%, 02/01/28		833	718,635
11.25%, 05/15/28		200	197,383
11.75%, 01/31/29		833	822,651
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(b)		90	87,687
DISH DBS Corp.(b)
5.25%, 12/01/26		66	59,991
5.75%, 12/01/28		44	37,620
DISH Network Corp., 11.75%, 11/15/27(b)		103	109,097
Gray Television, Inc., 10.50%, 07/15/29(b)		69	68,995
Midcontinent Communications, 8.00%, 08/15/32(b)		50	51,356
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		42	36,665
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(d)(g)	EUR	221	189,472
Univision Communications, Inc.(b)
6.63%, 06/01/27	USD	19	18,923
8.00%, 08/15/28		66	67,196
8.50%, 07/31/31		29	28,434
Virgin Media Secured Finance PLC(d)
5.25%, 05/15/29	GBP	500	582,133
4.25%, 01/15/30		100	109,854
VZ Vendor Financing II BV, 2.88%, 01/15/29(d)	EUR	196	185,894
Ziggo Bond Co. BV, 6.13%, 11/15/32(d)		128	133,252
			6,550,097
Metals & Mining — 0.2%
Arsenal AIC Parent LLC, 11.50%, 10/01/31(b)	USD	125	139,848
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		169	168,827
Cleveland-Cliffs, Inc.(b)
6.88%, 11/01/29		13	12,861
7.38%, 05/01/33		11	10,804
Constellium SE, 5.38%, 08/15/32(d)	EUR	100	105,150
JSW Steel Ltd., 3.95%, 04/05/27(d)	USD	200	191,750
Kaiser Aluminum Corp., 4.50%, 06/01/31(b)		139	122,529
Novelis Corp.(b)
3.25%, 11/15/26		76	72,390
3.88%, 08/15/31		114	98,153
Periama Holdings LLC, 5.95%, 04/19/26(d)		250	249,500
			1,171,812
Mortgage Real Estate Investment Trusts (REITs)(b) — 0.0%
Blackstone Mortgage Trust, Inc., 7.75%, 12/01/29		6	6,168
Starwood Property Trust, Inc., 6.50%, 07/01/30		12	12,015
			18,183
Office REITs — 1.0%
Office Properties Income Trust, 9.00%, 03/31/29(b)		6,400	6,252,817
Oil, Gas & Consumable Fuels — 0.7%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)		21	21,476
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		2	2,418
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b) (continued)
8.25%, 12/31/28	USD	39	$ 39,812
CD&R Firefly Bidco PLC(d)
8.63%, 04/30/29	GBP	100	130,511
Series JAN, 04/30/29		100	130,511
CITGO Petroleum Corp.(b)
7.00%, 06/15/25	USD	32	32,033
8.38%, 01/15/29		68	70,059
Civitas Resources, Inc.(b)
8.38%, 07/01/28		46	47,774
8.63%, 11/01/30		31	32,465
8.75%, 07/01/31		2	2,085
Comstock Resources, Inc.(b)
6.75%, 03/01/29		104	101,383
5.88%, 01/15/30		15	13,989
Crescent Energy Finance LLC(b)
7.63%, 04/01/32		46	45,763
7.38%, 01/15/33		42	40,788
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)		18	18,679
Diamondback Energy, Inc., 6.25%, 03/15/33		885	919,972
Enbridge, Inc.
6.70%, 11/15/53		530	575,094
(5-year CMT + 2.97%), 7.20%, 06/27/54(a)		15	15,419
(5-year CMT + 3.12%), 7.38%, 03/15/55(a)		15	15,576
Encino Acquisition Partners Holdings LLC, 8.75%, 05/01/31(b)		15	15,825
Energy Transfer LP
5.40%, 10/01/47		150	134,764
(5-year CMT + 2.83%), 7.13%, 10/01/54(a)		21	21,277
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		2	2,002
8.25%, 01/15/29		21	21,208
8.88%, 04/15/30		26	26,455
7.88%, 05/15/32		31	30,359
8.00%, 05/15/33		27	26,423
Harvest Midstream I LP, 7.50%, 05/15/32(b)		28	28,510
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
8.38%, 11/01/33		106	108,204
6.88%, 05/15/34		25	23,302
7.25%, 02/15/35		10	9,401
Howard Midstream Energy Partners LLC, 7.38%, 07/15/32(b)		19	19,302
ITT Holdings LLC, 6.50%, 08/01/29(b)		4	3,662
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(b)		11	10,890
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/31(b)		7	6,845
MPLX LP, 4.95%, 03/14/52		400	336,129
Nabors Industries Ltd., 7.50%, 01/15/28(b)		14	12,963
Nabors Industries, Inc.(b)
7.38%, 05/15/27		82	81,905
9.13%, 01/31/30		2	2,034
8.88%, 08/15/31		3	2,786
NFE Financing LLC, 12.00%, 11/15/29(b)		30	31,524
NGL Energy Operating LLC/NGL Energy Finance Corp.(b)
8.13%, 02/15/29		29	29,381
8.38%, 02/15/32		111	111,850
Noble Finance II LLC, 8.00%, 04/15/30(b)		12	12,120

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Northern Oil & Gas, Inc., 8.13%, 03/01/28(b)	USD	116	$ 117,778
Northriver Midstream Finance LP, 6.75%, 07/15/32(b)		13	13,077
Prairie Acquiror LP, 9.00%, 08/01/29(b)		11	11,333
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(b)		40	41,123
SM Energy Co., 7.00%, 08/01/32(b)		10	9,860
Summit Midstream Holdings LLC, 8.63%, 10/31/29(b)		9	9,334
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.38%, 02/15/29(b)		41	41,130
Talos Production, Inc.(b)
9.00%, 02/01/29		2	2,052
9.38%, 02/01/31		9	9,174
Transocean, Inc.(b)
8.00%, 02/01/27		23	22,957
8.25%, 05/15/29		45	44,081
8.75%, 02/15/30		66	68,377
8.50%, 05/15/31		46	45,097
Valaris Ltd., 8.38%, 04/30/30(b)		87	87,916
Venture Global LNG, Inc.(b)
9.50%, 02/01/29		106	117,158
8.38%, 06/01/31		134	139,752
9.88%, 02/01/32		108	118,506
Vital Energy, Inc.
9.75%, 10/15/30		35	36,901
7.88%, 04/15/32(b)		58	55,807
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(b)		10	9,622
			4,365,963
Paper & Forest Products(b) — 0.0%
Ahlstrom Holding 3 Oy, 4.88%, 02/04/28		200	190,000
Magnera Corp., 7.25%, 11/15/31		10	9,763
			199,763
Passenger Airlines(b) — 0.0%
American Airlines, Inc., 8.50%, 05/15/29		26	27,298
OneSky Flight LLC, 8.88%, 12/15/29		16	16,011
			43,309
Personal Care Products — 0.5%
Beauty Health Co., 1.25%, 10/01/26(b)(k)		3,396	2,716,802
Pharmaceuticals — 0.2%
1375209 BC Ltd., 9.00%, 01/30/28(b)		29	28,977
Bausch Health Cos., Inc.(b)
6.13%, 02/01/27		46	41,745
5.75%, 08/15/27		4	3,480
11.00%, 09/30/28		82	77,900
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/30(d)	EUR	200	204,062
Endo Finance Holdings, Inc., 8.50%, 04/15/31(b)	USD	38	40,262
Grifols SA, 7.13%, 05/01/30(d)	EUR	114	121,356
Gruenenthal GmbH, 4.63%, 11/15/31(d)		110	115,198
Nidda Healthcare Holding GmbH(d)
7.00%, 02/21/30		177	193,066
(3-mo. EURIBOR + 3.75%), 6.89%, 10/23/30(a)		100	104,491
Rossini SARL(d)
6.75%, 12/31/29		100	109,541
(3-mo. EURIBOR + 3.88%), 6.56%, 12/31/29(a)		142	148,790
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29		250	297,483
			1,486,351
Real Estate Management & Development — 0.3%
Adler Financing SARL(g)
Series 1.5L, (14.00% PIK), 14.00%, 12/31/29		42	46,467
Series 1L, (12.50% PIK), 12.50%, 12/31/28		122	130,481
Security		Par (000)	Value
Real Estate Management & Development (continued)
Adler Real Estate AG, 3.00%, 04/27/26(d)	EUR	200	$ 197,863
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp., 7.00%, 04/15/30(b)	USD	40	35,675
Aroundtown SA, 0.38%, 04/15/27(d)	EUR	300	289,648
CoreLogic, Inc., 4.50%, 05/01/28(b)	USD	118	109,801
Cushman & Wakefield U.S. Borrower, LLC(b)
6.75%, 05/15/28		62	62,056
8.88%, 09/01/31		20	21,532
Fantasia Holdings Group Co. Ltd.(d)(e)(l)
11.75%, 04/17/22		710	15,975
12.25%, 10/18/22		200	4,500
Heimstaden Bostad Treasury BV, 1.38%, 03/03/27	EUR	300	297,114
Modern Land China Co. Ltd., (2.00% Cash and 9.00% PIK), 11.00%, 12/30/26(d)(e)(g)(l)	USD	— (m)	—
PCPD Capital Ltd., 5.13%, 06/18/26(d)		200	173,000
Vivion Investments SARL, Series DEC, (6.50% PIK), 6.50%, 08/31/28(d)(g)	EUR	146	147,786
			1,531,898
Semiconductors & Semiconductor Equipment — 0.1%
ams-OSRAM AG, 10.50%, 03/30/29(d)		140	142,870
Broadcom, Inc., 3.75%, 02/15/51(b)	USD	890	662,365
MKS Instruments, Inc., 1.25%, 06/01/30(b)(k)		24	23,232
ON Semiconductor Corp., 0.50%, 03/01/29(k)		13	12,239
			840,706
Software — 0.5%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)		266	252,792
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		48	49,685
Cedacri Mergeco SpA, (3-mo. EURIBOR + 4.63%), 7.65%, 05/15/28(a)(d)	EUR	100	103,716
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(b)	USD	3	3,043
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)		125	123,524
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28		12	11,179
4.88%, 07/01/29		110	102,543
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		272	266,980
9.00%, 09/30/29		220	223,365
8.25%, 06/30/32		142	146,338
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		147	139,986
Ellucian Holdings, Inc., 6.50%, 12/01/29(b)		35	35,015
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 7.88%, 05/01/29(d)	EUR	100	106,304
Nutanix, Inc., 0.50%, 12/15/29(b)(k)	USD	6	5,931
Skillz, Inc., 10.25%, 12/15/26(b)		518	471,380
Snowflake, Inc.(b)(j)(k)
0.00%, 10/01/27		20	23,510
0.00%, 10/01/29		26	30,836
TeamSystem SpA, (3-mo. EURIBOR + 3.50%), 6.68%, 07/31/31(a)(d)	EUR	100	104,103
UKG, Inc., 6.88%, 02/01/31(b)	USD	181	183,630
West Technology Group LLC, 8.50%, 04/10/27(b)		1,042	865,167
			3,249,027
Specialty Retail — 0.1%
Afflelou SAS, 6.00%, 07/25/29(d)	EUR	124	133,897
Bubbles Bidco SpA(d)
6.50%, 09/30/31		100	104,104
(3-mo. EURIBOR + 4.25%), 6.93%, 09/30/31(a)		100	103,378
Duomo Bidco SpA, (3-mo. EURIBOR + 4.13%), 7.30%, 07/15/31(a)(d)		128	133,530
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Specialty Retail (continued)
Fressnapf Holding SE, 5.25%, 10/31/31(d)	EUR	101	$ 107,760
Goldstory SAS, 6.75%, 02/01/30(d)		100	108,126
Staples, Inc., 10.75%, 09/01/29(b)	USD	13	12,789
			703,584
Technology Hardware, Storage & Peripherals — 0.0%
Diebold Nixdorf, Inc., 7.75%, 03/31/30(b)		9	9,239
Textiles, Apparel & Luxury Goods — 0.0%
European TopSoho SARL, 4.00%, 09/21/21(c)(d)(e)(l)	EUR	300	85,458
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 6.93%, 07/01/29(a)(d)		100	105,139
S&S Holdings LLC, 8.38%, 10/01/31(b)	USD	5	5,035
			195,632
Tobacco — 0.0%
BAT Capital Corp., 4.54%, 08/15/47		67	52,838
Trading Companies & Distributors(b) — 0.0%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		11	10,960
Gates Corp., 6.88%, 07/01/29		22	22,379
			33,339
Transportation Infrastructure — 0.1%
Edge Finco PLC, 8.13%, 08/15/31(d)	GBP	167	213,510
GN Bondco LLC, 9.50%, 10/15/31(b)	USD	26	27,378
Mobico Group PLC, (5-year UK Government Bond + 4.14%), 4.25%(a)(d)(h)	GBP	200	239,149
SGL Group ApS, (3-mo. EURIBOR + 4.75%), 7.95%, 04/22/30(a)	EUR	100	104,388
			584,425
Water Utilities(d) — 0.1%
Thames Water Utilities Finance PLC
4.00%, 06/19/25	GBP	100	100,777
4.00%, 04/18/27	EUR	400	316,356
			417,133
Wireless Telecommunication Services — 0.2%
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(e)(g)(l)	USD	2,935	1,027,265
Total Corporate Bonds — 21.8% (Cost: $133,125,228)			132,230,808
Fixed Rate Loan Interests
Advertising Agencies — 0.0%
Clear Channel International BV, 2024 CCIBV Fixed Term Loan, 7.50%, 04/01/27(c)		45	44,213
Commercial Services & Supplies — 0.4%
Terraboost Media, Term Loan, (6.00% PIK), 10.00%, 08/21/26(c)(g)		2,526	2,469,703
Diversified Consumer Services — 0.1%
Clover Holdings SPV III LLC, 2024 USD Term Loan, 15.00%, 12/18/27(c)		528	529,541
IT Services — 0.0%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 11/01/31(c)		215	215,000
Software — 0.0%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31		50	50,282
Security		Par (000)	Value
Specialty Retail — 0.0%
Razor Group GmbH, 2023 Term Loan, 0.00%, 09/30/28(c)	USD	444	$ —
Wireless Telecommunication Services(c) — 0.1%
Ligado Networks LLC
2023 Fixed PIK Super Priority First Out Term Loan, 0.00%, 12/27/24		98	83,618
2023 PIK Super Priority First Out Term Loan, 17.50%, 12/27/24		56	47,630
2023 Super Priority First Out Term Loan, 17.50%, 12/27/24		48	40,499
2024 1st Lien Fixed Super Priority First Out TL, 17.50%, 12/27/24		76	64,823
2024 Fixed Super Priority First Out Term Loan, 0.00%, 12/27/24		82	69,724
2024-3 Fixed First Out Term Loan, 0.00%, 10/01/31		97	82,005
			388,299
Total Fixed Rate Loan Interests — 0.6% (Cost: $4,165,327)			3,697,038
Floating Rate Loan Interests(a)
Advertising Agencies — 0.0%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 8.47%, 08/23/28		30	30,592
Planet US Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 7.52%, 02/07/31		7	7,035
			37,627
Aerospace & Defense — 0.1%
Barnes Group, Inc.
2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.86%, 09/03/30		50	50,362
2024 Term Loan B, 12/10/31(n)		26	25,987
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.08%, 10/31/30		55	54,960
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.24%, 08/03/29		57	56,739
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 10/31/31		84	84,289
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 10/31/31		32	32,068
NORDAM Group, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 5.70%), 9.96%, 04/09/26		23	23,445
Ovation Parent, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 7.83%, 04/21/31		44	44,137
Propulsion BC Finco SARL, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.58%, 09/14/29		11	11,011
Signia Aerospace LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.40%, 11/21/31		15	15,589
Skydio, Inc., Term Loan, (3-mo. CME Term SOFR + 5.50%), 10.02%, 12/04/29		50	49,500

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Aerospace & Defense (continued)
TransDigm, Inc.
2023 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.83%, 02/28/31	USD	200	$ 200,014
2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.83%, 01/19/32		88	87,917
2024 Term Loan K, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.08%, 03/22/30		13	12,935
			748,953
Air Freight & Logistics — 0.0%
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 8.08%, 03/17/30		15	14,808
Automobile Components — 0.2%
Clarios Global LP, 2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.86%, 05/06/30		165	165,181
Emerald Electronics Manufacturing Services, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.35%), 10.71%, 12/29/27(c)		1,380	1,076,293
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.10%), 9.62%, 11/17/28		59	57,196
			1,298,670
Automobiles — 0.1%
Arrow Purchaser, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 11.34%, 04/15/26(c)		860	854,489
RVR Dealership Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 8.21%, 02/08/28		9	8,485
			862,974
Banks(c) — 0.1%
AqGen Island Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.36%, 08/02/28		154	154,784
BNP Paribas Emissions- und Handelsgesellschaft mbH, 2024 11th Amendment Term Loan A, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 10.19%(h)		629	625,113
			779,897
Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.10%), 10.43%, 01/24/30		118	39,193
Term Loan, (3-mo. CME Term SOFR + 3.10%), 7.43%, 01/24/29		133	85,894
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.51%), 7.84%, 03/31/28		43	43,240
			168,327
Broadline Retail — 0.8%
Cart.Com, Inc., Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 7.75%), 12.11%, 05/30/29(c)		5,000	4,955,000
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.09%, 11/08/27		95	95,954
			5,050,954
Building Materials — 0.4%
ACProducts Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.51%), 8.84%, 05/17/28		45	36,245
Security		Par (000)	Value
Building Materials (continued)
AHF Parent Holding, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 10.84%, 02/01/28	USD	1,725	$ 1,716,375
Azek Group LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.36%, 09/19/31		42	42,026
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.35%), 7.71%, 11/03/28		183	183,965
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 3.35%), 7.75%, 04/12/28		9	8,820
CP Atlas Buyer, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 8.21%, 11/23/27		27	26,801
CP Iris Holdco I, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 3.50%), 7.86%, 10/02/28		23	22,931
EMRLD Borrower LP
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.83%, 08/04/31		83	83,481
Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.93%, 05/31/30		107	107,093
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 10.36%, 03/08/29		33	32,689
Oscar AcquisitionCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 4.25%), 8.50%, 04/29/29		51	50,697
Potters Borrower LP, 2024 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 8.11%, 12/14/27		23	23,018
Quikrete Holdings, Inc.
2024 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.86%, 04/14/31		37	36,680
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 6.61%, 03/19/29		25	24,596
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 04/02/29(c)		22	22,167
Standard Industries, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.11%, 09/22/28		21	20,803
Summit Materials LLC, 2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.15%, 01/12/29		33	32,758
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.58%, 08/05/31		135	134,815
			2,605,960
Building Products — 0.2%
Beacon Roofing Supply, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 05/19/28		57	57,558
Foundation Building Materials, Inc., 2024 Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 9.23%, 01/29/31		109	106,677
Gulfside Supply, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 06/17/31		25	24,667
GYP Holdings III Corp., 2024 Term Loan, (1-mo. CME Term SOFR + 2.25%), 6.61%, 05/12/30		14	13,961
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Building Products (continued)
Porcelain Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.43%, 04/30/27(c)	USD	1,213	$ 1,080,747
White Cap Buyer LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 10/19/29		161	161,423
			1,445,033
Capital Markets — 1.6%
Advisor Group, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 08/17/28		66	66,622
Aretec Group, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 08/09/30		31	30,729
Astra Acquisition Corp.
2021 2nd Lien Term Loan, 0.00%, 10/25/29(c)		4,702	65,832
2024 New Money Term Loan A, (3-mo. CME Term SOFR at 2.00% Floor + 6.75%), 11.08%, 02/25/28		2,753	1,789,244
2024 Term Loan B, (3-mo. CME Term SOFR at 2.00% Floor + 5.25%), 9.58%, 10/25/28		3,791	189,567
CPI Holdco B LLC, 2024 Incremental Term Loan B, 05/17/31(n)		40	39,950
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 8.08%, 04/09/27		139	135,471
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.01%), 11.34%, 04/07/28		50	47,607
Edelman Financial Engines Center LLC, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.36%, 04/07/28		43	43,138
FinCo I LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 06/27/29		7	7,015
Focus Financial Partners LLC, 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 09/15/31		65	65,528
GC Champion Acquisition LLC(c)
1st Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.87%, 08/21/28		48	46,862
1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.87%, 08/21/28		172	169,991
2024 Incremental Delayed Draw Term Loan, (3-mo. SOFR at 1.00% Floor + 5.25%), 9.87%, 08/21/28		2,850	2,810,537
Guardian U.S. Holdco LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.83%, 01/31/30		5	4,992
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.40%, 12/15/31		41	40,546
Jefferies Finance LLC, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.36%, 10/21/31		36	36,113
Pico Quantitative Trade Holding LLC(c)
2021 Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.51%), 12.10%, 02/07/25		404	400,418
Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.51%), 12.17%, 02/07/25		439	438,462
Security		Par (000)	Value
Capital Markets (continued)
Pico Quantitative Trading Holdings LLC, 2024 10th Amendment Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.51%), 12.03%, 02/08/27(c)	USD	3,343	$ 3,313,416
Rialto Management Group, LLC, 2024 Term Loan, (1- mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.53%, 12/05/30		50	49,500
			9,791,540
Chemicals — 0.2%
Advancion Holdings LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.85%), 12.21%, 11/24/28		45	43,856
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.10%), 11.46%, 09/30/29		91	89,104
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6-mo. CME Term SOFR at 0.75% Floor + 4.85%), 9.10%, 08/27/26		22	18,747
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 6.08%, 12/20/29		46	46,220
Chemours Co., 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.00%), 7.36%, 08/18/28		50	50,567
Derby Buyer LLC, 2024 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.37%, 11/01/30		97	96,756
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 8.96%, 10/04/29		7	7,014
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.84%, 06/12/31		76	76,332
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.11%, 12/18/30		87	87,378
HB Fuller Co., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 6.36%, 02/15/30		46	45,792
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 8.35%, 07/03/28		84	82,620
INEOS Quattro Holdings U.K. Ltd., 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.61%, 10/01/31(c)		25	25,219
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 02/18/30		30	29,807
LSF11 A5 Holdco LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.97%, 10/15/28		83	83,569
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.34%, 11/21/31(c)		40	40,100
Momentive Performance Materials, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.00%), 8.36%, 03/29/28(c)		97	98,340
NIC Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 8.34%, 12/29/27		14	12,408
Nouryon Finance BV, 2024 USD Term Loan B1, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.66%, 04/03/28		59	58,975

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals (continued)
OQ Chemicals Corp.
2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 8.19%, 12/31/26	USD	79	$ 67,325
2024 USD Term Loan B, (1-mo. CME Term SOFR at 3.00% Floor + 8.00%), 12.36%, 12/31/26		9	9,076
Paint Intermediate III, LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.52%, 10/09/31		24	24,090
Sparta U.S. HoldCo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 0.00%, 08/02/30		96	96,874
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.58%, 09/22/28		69	69,906
			1,260,075
Commercial Services & Supplies — 3.9%
Albion Financing 3 SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.51%), 9.10%, 08/16/29		98	98,579
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.61%), 6.97%, 02/04/28		87	86,769
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 8.21%, 05/12/28		223	223,786
Alphasense, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.25%), 10.58%, 06/27/29(c)		4,167	4,128,205
APi Group DE, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 01/03/29		57	57,330
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.86%), 6.22%, 08/06/27		65	64,006
Belron Finance LLC, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.27%, 10/16/31		87	87,707
Boost Newco Borrower LLC, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.83%, 01/31/31		196	197,286
Bright Horizons Family Solutions LLC, 2024 Term Loan B, 11/24/28(n)		80	80,125
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1- mo. CME Term SOFR + 2.75%), 7.11%, 01/31/31		101	100,526
Champions Financing, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 9.27%, 02/23/29		113	107,078
CHG Healthcare Services Inc., 2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.40%, 09/29/28		56	55,661
Creative Artists Agency LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.11%, 10/01/31		146	146,728
Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.08%, 07/06/29		32	31,871
Fleet US Bidco, Inc., 2024 1st Lien Term Loan B, (6- mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.58%, 02/21/31(c)		18	18,045
Fusion Holding Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 10.58%, 09/14/29(c)		226	222,651
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR + 4.75%), 9.34%, 04/29/29	USD	29	$ 26,015
Garda World Security Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.90%, 02/01/29		34	34,265
Grant Thornton Advisors Holdings LLC(n)
2024 Delayed Draw Term Loan, 06/02/31		1	635
2024 Term Loan B, 06/02/31		5	5,204
Grant Thornton Advisors LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 06/02/31		17	16,944
Hertz Corp.
2021 Term Loan B, (1-mo. CME Term SOFR + 3.61%), 7.97%, 06/30/28		42	37,560
2021 Term Loan C, (1-mo. CME Term SOFR + 3.61%), 7.97%, 06/30/28		8	7,391
INH Buyer, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.45%, 06/28/28(c)		3,064	1,335,854
KUEHG Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.84%, 06/12/30		36	36,844
Learning Care Group U.S. No. 2, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 8.59%, 08/11/28		10	9,959
Mavis Tire Express Services Topco Corp., 2024 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 7.86%, 05/04/28		118	118,953
Neon Maple US Debt Mergersub, Inc., 2024 Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.44%, 11/15/31		76	76,071
OMNIA Partners LLC, 2024 Term Loan B, 07/25/30(n)		30	30,123
PG Investment Co. 59 SARL, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 03/26/31		34	34,248
Prime Security Services Borrower LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.52%, 10/13/30		39	38,866
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 11/19/31		27	27,032
RecordXTechnologies LLC, PIK Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.58%, 12/23/27(c)		4,550	4,572,815
Reworld Holding Corp., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.02%, 11/30/28		22	21,688
Ryan LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.86%, 11/14/30		5	4,972
Sabre Financial Borrower LLC, PIK Term Loan, (3-mo. CME Term SOFR + 9.93%), 14.36%, 12/15/28		5,076	5,342,358
Spring Education Group, Inc., Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.33%, 10/04/30		69	69,223
Syndigo LLC, 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.00%), 12.89%, 12/15/28(c)		2,000	1,960,000
Thunder Purchaser, Inc.(c)
2024 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.73%, 06/30/28		389	381,867
2024 Refinancing Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.98%, 06/30/28		3,072	3,021,013
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Topsail Debtco LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.33%, 12/27/30	USD	100	$ 98,000
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 06/24/31		57	56,785
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 06/24/31		133	132,620
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR + 4.10%), 8.46%, 11/02/27		23	22,589
Veritiv Operating Co., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.83%, 11/30/30		28	27,994
Vestis Corp., Term Loan, (3-mo. CME Term SOFR + 2.25%), 6.76%, 02/22/31		56	55,754
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.69%, 12/17/28		44	27,573
Wand NewCo 3, Inc., 2024 1st Lien Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 01/30/31		108	108,741
			23,446,309
Construction & Engineering — 1.7%
AECOM, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 04/18/31		58	58,167
Aperture LLC, Term Loan, 12/20/31(n)		60	58,870
Apple Bidco LLC
2021 Term Loan, (1-mo. CME Term SOFR + 2.86%), 7.22%, 09/22/28		53	53,761
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.86%, 09/22/28		37	37,547
Arcosa Inc, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 08/12/31		37	37,343
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.07%, 08/01/30		180	174,438
Brown Group Holding LLC
2022 Incremental Term Loan B2, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.00%, 07/01/31		63	63,086
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.86%, 07/01/31		98	98,711
Compsych Investments Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 9.38%, 07/22/31(c)		3,308	3,298,157
Construction Partners, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.84%, 11/03/31		15	15,047
Cube A&D Buyer, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 8.13%, 10/17/31		14	14,070
Engineering Research and Consulting LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.00%), 9.51%, 08/15/31(c)		5,000	4,950,000
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.60%), 7.96%, 12/16/27		10	9,877
Lighthouse Parent Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.37%, 12/22/31		60	58,870
LJ Avalon Holdings LLC(c)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.54%, 02/01/30		23	23,184
Security		Par (000)	Value
Construction & Engineering (continued)
LJ Avalon Holdings LLC(c) (continued)
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.53%, 02/01/30	USD	56	$ 56,635
Pueblo Mechanical and Controls LLC(c)
2022 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.83%, 08/23/28		492	485,217
2022 Revolver, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.83%, 08/23/27		99	97,749
2022 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.83%, 08/23/28		709	699,540
			10,290,269
Construction Materials(c) — 1.0%
Alpine Holding Corp., Term Loan, (1-mo. CME Term SOFR + 6.00%), 10.55%, 08/01/30		4,011	3,962,739
Kellermeyer Bergensons Services LLC(g)
2023 6th Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 1.00%, 7.00% PIK), 12.74%, 11/06/28		155	154,465
2024 Amendment No. 8 Term Loan, (3-mo. CME Term SOFR + 1.75%, 3.50% PIK), 9.99%, 11/06/28		350	350,280
Thermostat Purchaser III, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.40%), 11.91%, 08/31/29		1,390	1,390,254
			5,857,738
Consumer Discretionary(c) — 0.8%
Sellerx
2023 Tranche A1 Term Loan A, (3-mo. CME Term SOFR at 2.00% Floor + 9.00%), 9.89%, 05/23/26		2,663	1,685,472
2023 Tranche A2 Term Loan A, (3-mo. CME Term SOFR at 2.00% Floor + 9.00%), 9.89%, 05/23/26		2,661	1,684,490
2024 Incremental Term Loan, (3-mo. CME Term SOFR + 9.00%), 13.49%, 10/28/31		130	130,344
2024 Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.59%, 10/28/26		78	78,206
Thrasio LLC
2024 1st Out Take Back Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 10.00%), 14.89%, 06/18/29		392	391,669
2024 2nd Out Take Back Term Loan, (3-mo. CME Term SOFR + 10.00%), 14.29%, 06/18/29		1,136	968,037
			4,938,218
Consumer Finance — 0.2%
CPI Holdco B LLC, 2024 Term Loan, (1-mo. CME Term SOFR + 2.00%), 6.36%, 05/19/31		78	77,583
Freedom Financial Network Funding LLC(c)
1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 9.00%), 13.53%, 09/21/27		366	354,656
Delayed Draw Term Loan, (6-mo. CME Term SOFR + 9.00%), 13.66%, 09/21/27		122	118,219
Lucky U.S. Buyerco LLC(c)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.83%, 04/01/29		11	10,903
Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.83%, 04/01/29		85	83,875
Money Transfer Acquisition, Inc., 2022 Term Loan, (1- mo. CME Term SOFR + 8.35%), 12.71%, 12/14/27(c)		396	391,744
			1,036,980

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Staples Distribution & Retail — 0.2%
JP Intermediate B LLC, Term Loan, (Prime + 6.50%), 14.00%, 11/20/25(c)	USD	1,443	$ 933,385
Containers & Packaging — 0.1%
Charter Next Generation, Inc., 2024 Term Loan B1, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 7.53%, 11/29/30		183	183,723
LABL, Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.10%), 9.46%, 10/29/28		79	76,222
Mauser Packaging Solutions Holding Co., 2024 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 7.59%, 04/15/27		55	55,520
Pregis TopCo LLC, 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.36%, 07/31/26		19	18,896
Trident TPI Holdings, Inc., 2024 Term Loan B7, (6-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.19%, 09/15/28		52	52,037
			386,398
Distributors — 0.0%
TMK Hawk Parent Corp.
2024 PIK Term Loan, (3-mo. CME Term SOFR + 11.00%), 11.00%, 12/15/31		2	687
2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.59%, 06/30/29		41	21,861
			22,548
Diversified Consumer Services — 1.7%
Accuserve Solutions, Inc., 2024 Incremental Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.03%, 03/15/30(c)		524	528,469
BW Holding, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.50%), 12.16%, 12/14/29(c)		3,079	2,638,652
Chronicle Bidco, Inc.(c)
2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.76%, 05/18/29		2,889	2,918,239
2024 8th Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.76%, 05/18/29		81	82,137
Employ, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.50%), 12.02%, 08/07/28(c)		250	246,055
MSM Acquisitions, Inc.(c)
2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.51%, 12/09/26		82	73,142
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.51%, 12/09/26		353	315,122
Revolver, (3-mo. CME Term SOFR + 6.00%), 10.51%, 12/09/26		146	130,718
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.51%, 12/09/26		1,069	955,723
Pluralsight, Inc(c)
2024 First Priority Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.00%, 1.50% PIK), 9.01%, 08/22/29(g)		420	419,512
Security		Par (000)	Value
Diversified Consumer Services (continued)
Pluralsight, Inc(c) (continued)
2024 Second Priority Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.01%, 08/22/29	USD	647	$ 647,085
TL Voltron Purchaser LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.61%, 12/31/30		100	98,000
Veritas U.S., Inc., 2024 Priority Term Loan, (Prime at 1.00% Floor + 11.50%), 19.25%, 12/09/29(c)		1,187	1,181,285
			10,234,139
Diversified REITs — 0.5%
Greystone Affordable Housing Initiatives LLC, Delayed Draw Term Loan, (6-mo. CME Term SOFR at 1.25% Floor + 6.00%), 11.57%, 03/02/26(c)		2,800	2,797,200
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 01/25/31		70	69,802
			2,867,002
Diversified Telecommunication Services — 1.4%
Altice Financing SA, USD 2017 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.43%, 01/31/26(c)		80	73,652
Altice France SA, 2023 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 5.50%), 10.15%, 08/15/28		104	82,875
Ciena Corp., 2020 Term Loan B, (Prime + 1.00%), 6.37%, 10/24/30		72	72,390
Connect Finco SARL, 2024 Extended Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.86%, 09/27/29		42	36,446
GOGO Intermediate Holdings LLC, Term Loan B, (1- mo. CME Term SOFR + 3.86%), 8.22%, 04/30/28		44	41,650
Iridium Satellite LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 6.61%, 09/20/30		32	31,609
Level 3 Financing, Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 10.92%, 04/15/29		32	32,972
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 10.92%, 04/15/30		2,932	2,985,406
Lumen Technologies, Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.82%, 04/15/29		41	38,395
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.82%, 04/15/30		42	38,891
2024 Term Loan A, (1-mo. CME Term SOFR + 6.00%), 10.36%, 06/01/28		10	10,181
OpenMarket, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.51%), 10.84%, 09/17/26(c)		4,938	4,905,209
ORBCOMM, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.36%), 8.72%, 09/01/28		34	30,533
Telesat LLC, Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 3.01%), 7.53%, 12/07/26		13	7,088
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Viasat, Inc.
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.61%), 9.06%, 05/30/30	USD	28	$ 24,623
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.61%), 8.97%, 03/02/29		54	48,843
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.11%), 7.47%, 03/09/27		231	216,075
			8,676,838
Electric Utilities — 0.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 07/31/30		84	83,473
Calpine Corp., 2024 Term Loan B10, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 01/31/31		27	26,697
Hamilton Projects Acquiror LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.11%, 05/22/31		13	13,042
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.27%, 04/16/31		69	68,700
Talen Energy Supply LLC, 2024 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.02%, 12/11/31		15	15,038
Thunder Generation Funding LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 10/03/31		30	30,664
Vistra Operations Co. LLC, 1st Lien Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 6.11%, 12/20/30		60	59,847
			297,461
Electrical Equipment — 0.0%
Generac Power Systems, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.34%, 07/03/31(c)		15	15,037
Sparkstone Electrical Group, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.77%, 10/15/31(c)		56	55,362
Vertiv Group Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.19%, 03/02/27		130	129,721
WEC U.S. Holdings, Inc, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.80%, 01/27/31		64	63,842
			263,962
Electronic Equipment, Instruments & Components — 0.1%
Celestica Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.09%, 06/20/31		20	19,925
Coherent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.86%, 07/02/29		83	83,430
ESO Solutions, Inc., Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 11.38%, 05/03/27(c)		213	210,451
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, (1-mo. CME Term SOFR + 2.86%), 7.22%, 07/31/28		10	9,883
Roper Industrial Products Investment Co. LLC, 2024 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.08%, 11/22/29		136	136,442
			460,131
Security		Par (000)	Value
Entertainment — 2.5%
Bally’ s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.51%), 8.14%, 10/02/28	USD	73	$ 69,174
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 6.61%, 02/06/31		207	206,691
Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.61%, 02/06/30		27	27,131
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.10%), 6.46%, 03/17/28(c)		74	73,661
Crown Finance US, Inc., 2024 Term Loan B, (Prime + 5.25%), 9.80%, 12/02/31		20	19,975
Delta 2 Lux SARL
2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.33%, 09/30/31		81	81,064
2024 Term Loan B2, 09/10/31(n)		41	40,944
ECL Entertainment LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 08/31/30		32	31,879
Flutter Entertainment PLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 6.08%, 11/30/30		171	170,736
Gympass(c)
2024 2nd Amendment Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.50%), 10.95%, 08/29/29		4,743	4,753,029
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 3.25% PIK), 10.97%, 07/08/27(g)		276	276,291
Herschend Entertainment Co. LLC, 2021 Term Loan, 08/27/28(n)		8	8,029
Light & Wonder International, Inc., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.63%, 04/14/29		102	102,219
Live Nation Entertainment, Inc., Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 6.22%, 10/19/26		114	113,590
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.83%, 11/12/29		74	73,557
OVG Business Services LLC, 2024 Term Loan B, (1- mo. CME Term SOFR + 3.00%), 7.36%, 06/25/31		33	32,959
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.86%, 05/03/29		92	92,326
Scientific Games Holdings LP, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.59%, 04/04/29		26	25,974
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.36%, 12/04/31		23	23,478
Showtime Acquisition LLC, 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 9.24%, 08/13/31(c)		5,000	4,952,891
Six Flags Entertainment Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 05/01/31		22	21,924
Streamland Media Midco LLC
2024 12th Amendment Incremental Term Loan, (3- mo. CME Term SOFR at 1.00% Floor + 6.75%, 2.75% PIK), 14.09%, 12/31/24(c)(g)		80	78,724

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Entertainment (continued)
Streamland Media Midco LLC (continued)
2024 First Out Term Loan, (3-mo. CME Term SOFR + 9.50%), 14.09%, 12/31/24	USD	4	$ 4,164
TouchTunes Music Group LLC, 2024 Incremental Term Loan, (3-mo. CME Term SOFR + 4.75%), 9.08%, 04/02/29		3,590	3,591,463
UFC Holdings, LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.77%, 11/21/31		84	84,363
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.86%), 7.22%, 05/18/25		165	165,084
WMG Acquisition Corp., 2024 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.34%, 01/24/31		155	155,031
			15,276,351
Environmental, Maintenance & Security Service — 0.1%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 3.75%), 8.08%, 10/24/30(c)		30	30,081
Clean Harbors, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 10/09/28		57	57,811
Filtration Group Corp., 2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.97%, 10/21/28		155	155,805
GFL Environmental, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.61%, 07/03/31		35	34,951
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 8.34%, 10/17/30		30	30,906
Madison IAQ LLC, Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.89%, 06/21/28		190	190,334
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.35%), 7.71%, 03/09/28		53	26,315
Reworld Holding Corp., 2024 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.02%, 11/30/28		1	1,191
			527,394
Financial Services — 7.4%
1475 Holdings LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.75%), 10.11%, 01/18/30(c)		79	77,380
ARAS Corp.(c)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.85%, 04/13/27		560	559,158
Term Loan, (3-mo. CME Term SOFR + 5.25%), 9.85%, 04/13/27		3,601	3,594,266
Arrow Purchaser, Inc., Revolver, (3-mo. CME Term SOFR + 6.75%), 11.34%, 04/15/26(c)		102	101,725
Castlelake Aviation One LLC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.11%, 10/22/27		31	31,431
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.86%, 10/22/26		97	97,387
Foreside Financial(c)
Incremental Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.71%, 09/30/27		52	51,695
Security		Par (000)	Value
Financial Services (continued)
Foreside Financial(c) (continued)
Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.71%, 09/30/27	USD	1,950	$ 1,949,986
GC Waves Holdings, Inc., 2024 Replacing Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 9.21%, 10/04/30(c)		3,877	3,954,816
HowlCo LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.15%, 3.50% PIK), 11.28%, 10/22/27(c)(g)		1,132	1,102,634
Integrity Marketing Acquisition, LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.51%, 08/25/28(c)		1,115	1,119,421
IT Parent LLC(c)
2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.60%, 10/01/26		307	307,247
Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.36%, 10/01/26		359	358,618
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.60%, 10/01/26		2,410	2,409,913
Kid Distro Holdings LLC(c)
2023 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.49%, 10/01/27		357	357,034
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.49%, 10/01/27		3,280	3,279,977
Oak Purchaser, Inc.(c)
2024 Delayed Draw Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.78%, 04/28/28		64	64,119
2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.83%, 04/28/28		262	264,021
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.75%, 04/28/28		1,439	1,453,545
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.75%, 04/28/28		2,159	2,180,317
Oasis Financial LLC, 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.50%), 12.97%, 07/05/26(c)		2,000	1,992,000
PMA Parent Holdings LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.58%, 01/31/31(c)		87	87,456
PREIT Associates, L.P., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 7.00%), 11.48%, 04/01/29		250	250,938
Smarsh, Inc.(c)
2022 Delayed Draw Term loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 10.08%, 02/16/29		191	190,476
2022 Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 5.75%), 10.11%, 02/16/29		38	38,095
2022 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 10.08%, 02/16/29		1,524	1,523,810
Sumup Holdings Luxembourg, 2024 Delayed Draw Term Loan A, (3-mo. CME Term SOFR + 6.50%), 11.01%, 04/22/31(c)		4,000	4,044,000
Titan Home Improvement LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 10.26%, 05/31/30(c)		3,721	3,724,651
Wealth Enhancement Group LLC(c)
2021 August Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.55%, 10/02/28		1,176	1,167,296
2024 11th Amendment Delayed Draw Term Loan, 0.00%, 10/02/28		2,535	2,515,077
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Wharf Street Rating Acquisition LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.33%, 12/10/27(c)	USD	3,851	$ 3,837,720
Zilliant, Inc.(c)(g)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%, 5.00% PIK), 11.46%, 12/21/27		313	299,901
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%, 5.00% PIK), 11.46%, 12/21/27		1,709	1,635,484
			44,621,594
Food Products — 1.0%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.86%), 8.22%, 10/01/25		16	15,691
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.86%), 9.22%, 10/01/25		109	106,661
Aramark Services, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 06/22/30		118	118,074
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.36%), 7.72%, 10/25/27		196	196,916
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 8.11%, 10/25/27		33	32,905
Deoleo Financial Ltd., Junior Term Loan, (3-mo. EURIBOR at 0.50% Floor + 8.50%), 11.23%, 06/24/26(c)	EUR	5,361	5,400,641
Froneri U.S., Inc., 2024 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 09/17/31	USD	199	199,362
H-Food Holdings LLC(e)(l)
2018 Term Loan B, (Defaulted), 0.00%, 05/23/25		23	11,535
2020 Incremental Term Loan B3, (Defaulted), 0.00%, 05/23/25		11	5,245
Nomad Foods U.S. LLC, 2023 Term Loan B5, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.97%, 11/12/29		31	31,428
U.S. Foods, Inc.
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 10/03/31		28	28,143
2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 11/22/28		52	52,799
UTZ Quality Foods LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 7.11%, 01/20/28		103	102,716
			6,302,116
Ground Transportation — 0.9%
Genesee & Wyoming, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.08%, 04/10/31		198	198,034
Keep Truckin, Inc.(c)
2024 Term Loan, (1-mo. CME Term SOFR + 7.25%), 11.72%, 04/08/27		500	502,500
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.72%, 04/08/27		988	993,034
Security		Par (000)	Value
Ground Transportation (continued)
Keep Truckin, Inc.(c) (continued)
Delayed Draw Term Loan 2, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.72%, 04/08/27	USD	1,512	$ 1,519,466
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.72%, 04/08/27		2,000	2,010,000
SIRVA Worldwide, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 12.52%, 08/20/29		39	15,867
			5,238,901
Health Care Equipment & Supplies — 0.7%
Appriss Health LLC, Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.08%, 05/06/27(c)		1,385	1,385,291
Avantor Funding, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.10%), 6.46%, 11/08/27		17	16,985
Bausch & Lomb Corp.
2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.33%, 09/29/28		40	39,648
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 7.69%, 05/10/27		108	108,706
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.62%, 10/19/27		26	26,247
Medline Borrower LP, 2024 USD Add-on Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.61%, 10/23/28		322	322,987
Sotera Health Holdings LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.84%, 05/30/31		105	104,803
Team Public Choices LLC, Second Lien Term Loan, (1-mo. CME Term SOFR + 9.00%), 13.47%, 12/18/28(c)		2,265	2,230,663
			4,235,330
Health Care Providers & Services — 4.4%
Alcami Corp.(c)
2022 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 11.55%, 12/21/28		5	5,173
2022 Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 11.44%, 12/21/28		1	1,425
2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 11.66%, 12/21/28		70	70,297
Aveanna Healthcare LLC
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.15%), 11.66%, 12/10/29		1,600	1,536,000
2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.85%), 8.36%, 07/17/28		4,861	4,809,592
BW NHHC Holdco, Inc.
2022 1st Lien Second Out Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%, 2.25% PIK), 14.58%, 01/15/26(g)		2,023	1,832,969
2022 2nd Lien Third Out Term Loan, (3-mo. CME Term SOFR + 12.00%), 16.33%, 11/15/26		1,840	919,998

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care Providers & Services (continued)
BW NHHC Holdco, Inc. (continued)
2022 Super Priority Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.83%, 01/15/26	USD	426	$ 429,946
2024 Term Loan B, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.83%, 01/15/26(c)		2,239	2,261,895
Carering Health LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 10.51%, 05/04/28(c)		674	658,607
CBI-Gator Acquisition LLC(c)(g)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.90%, 0.50% PIK), 10.73%, 10/25/27		232	219,646
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.90%, 0.50% PIK), 10.73%, 10/25/27		2,786	2,633,230
Concentra Health Services, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 07/28/31(c)		18	18,067
Examworks Bidco, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 7.11%, 11/01/28		110	110,213
EyeCare Partners LLC
2024 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.10%), 5.72%, 11/30/28		41	31,395
2024 Third Out Term Loan C, (1-mo. CME Term SOFR at 0.00% Floor + 6.85%), 11.47%, 11/30/28(c)(e)(l)		6	1,210
Fortrea Holdings, Inc., Term Loan B, (6-mo. CME Term SOFR + 3.75%), 8.49%, 07/01/30(c)		7	7,514
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.33%, 07/03/28		26	25,979
IQVIA, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.33%, 01/02/31		55	55,773
Ivyrehab Intermediate II LLC, 2024 2nd Amendment Tranche A Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.86%, 04/23/29(c)		38	38,026
Medical Solutions Holdings, Inc.
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 0.00%, 11/01/28		— (m)	32
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.10%), 11.69%, 11/01/29		80	40,000
ModivCare, Inc., 2024 Term Loan B, 07/01/31(n)		2,300	2,165,841
Patriot Home Care, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 10.51%, 05/05/28(c)		2,897	2,832,774
Phoenix Newco, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 11/15/28		121	121,468
PRA Health Sciences, Inc., 2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.33%, 07/03/28		6	6,522
Precision Medicine Group LLC, 2021 Term Loan, (3- mo. CME Term SOFR at 0.75% Floor + 3.10%), 7.43%, 11/18/27		38	37,498
PTSH Intermediate Holdings LLC(c)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor+ 5.65%), 10.25%, 12/17/27		468	461,176
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor+ 6.25%), 11.00%, 12/17/27		2,457	2,423,513
Security		Par (000)	Value
Health Care Providers & Services (continued)
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.35%), 13.03%, 04/29/25	USD	3,425	$ 2,688,829
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.33%, 09/27/30		68	65,881
Surgery Center Holdings, Inc., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.09%, 12/19/30		56	56,002
WCG Intermediate Corp., 2024 Term Loan, (1-mo. CME Term SOFR + 3.50%), 7.86%, 01/08/27		41	41,558
			26,608,049
Health Care Technology(c) — 0.8%
ESO Solutions, Inc.
2024 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 11.27%, 05/03/27		964	954,067
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 11.27%, 05/03/27		3,696	3,659,356
			4,613,423
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 05/18/30		32	32,177
Hotels, Restaurants & Leisure — 1.2%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.01%), 8.60%, 02/02/26		97	62,427
Alterra Mountain Co., 2024 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.36%, 05/31/30		54	54,175
Carnival Corp., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 7.11%, 08/08/27		31	30,660
City Football Group Ltd., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 7.47%, 07/22/30		122	120,826
Fender Musical Instruments Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.10%), 8.46%, 12/01/28		27	26,563
Fertitta Entertainment LLC/NV, 2022 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.86%, 01/27/29		221	221,688
Four Seasons Hotels Ltd., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 6.11%, 11/30/29		155	154,912
Great Canadian Gaming Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 9.09%, 11/01/29		56	55,828
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 6.09%, 11/08/30		97	97,705
IRB Holding Corp, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 6.86%, 12/15/27		84	83,965
Oravel Stays Singapore Pte. Ltd., 2024 Term Loan B, 12/20/29(c)(n)		6,000	5,820,000
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 7.11%, 01/05/29		22	21,562
Sabre GLBL, Inc.
2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.97%, 12/17/27		10	10,640
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc. (continued)
2021 Term Loan B2, 12/17/27(n)	USD	6	$ 5,334
2022 1st Lien Term Loan B, (1-mo. CME Term SOFR + 5.10%), 0.00%, 06/30/28		2	2,137
2024 Term Loan B1, (1-mo. CME Term SOFR at 1.50% Floor + 6.10%), 10.46%, 11/15/29		45	45,942
2024 Term Loan B2, (3-mo. CME Term SOFR + 6.00%), 10.46%, 11/15/29(c)		14	13,075
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.38%, 03/14/31		122	122,136
Whatabrands LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.86%, 08/03/28		150	150,304
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 05/24/30		61	61,332
			7,161,211
Household Durables — 1.0%
AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.05%, 07/31/28		84	84,576
HomeRenew Buyer, Inc.(c)
2024 15th Amendment Priority Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 9.00%), 13.44%, 11/23/27		209	209,311
2024 16th Amendment Term Loan, (1-mo. CME Term SOFR + 9.00%), 13.54%, 03/05/25		92	91,900
2024 17th Amendment Super Priority Term Loan, (1-mo. CME Term SOFR at 2.50% Floor + 11.00%), 15.46%, 03/13/25		257	256,593
2024 18th Amendment Super Priority Term Loan, (3-mo. CME Term SOFR at 2.50% Floor + 11.00%), 15.32%, 03/13/25		458	381,957
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.60%), 12.96%, 11/23/27		1,454	525,008
Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 8.50%), 13.07%, 11/23/27		617	222,644
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.60%), 12.96%, 11/23/27		2,375	857,242
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.02%, 02/26/29		133	132,422
Hyphen Solutions LLC(c)
2021 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.96%, 10/27/26		1,462	1,462,275
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.96%, 10/27/26		1,448	1,447,838
Springs Windows Fashions, LLC(c)
2024 First Lien Second Out TL A2, (1-mo. CME Term SOFR at 1.00% Floor + 4.11%), 8.47%, 10/06/28		107	95,635
2024 FLFO Delayed Draw Term Loan, 12/19/29(n)		15	14,850
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, 12/19/29(c)(n)		11	11,138
Tempur Sealy International, Inc., 2024 Term Loan B, (1-mo. SOFR + 2.50%), 6.81%, 10/24/31		25	25,039
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.36%), 7.72%, 10/30/27		142	141,737
			5,960,165
Security		Par (000)	Value
Household Products — 0.7%
Playpower, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.58%, 08/28/30(c)	USD	4,333	$ 4,276,252
Industrial Conglomerates — 0.6%
Nxgen Buyer, Inc., 2024 11th Amendment Incremental Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.11%, 11/01/27(c)		3,835	3,804,172
Stitch Acquisition Corp., 2024 Term Loan, (Defaulted), 0.00%, 07/28/28		24	5,832
			3,810,004
Insurance — 2.3%
Alera Group, Inc.(c)
2021 1st Lien Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.61%, 10/02/28		517	516,637
2021 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.61%, 10/02/28		850	850,198
2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.61%, 10/02/28		2,992	2,991,645
Alliant Holdings Intermediate LLC, 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.11%, 09/19/31		348	348,297
AmWINS Group, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.36%), 6.72%, 02/19/28		149	149,157
Amynta Agency Borrower, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.34%, 12/06/31		124	123,782
AssuredPartners, Inc., 2024 Incremental Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.86%, 02/14/31		229	229,753
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 3.36%), 7.72%, 12/23/26		60	59,465
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.36%), 9.72%, 01/31/28		76	74,046
2023 Term Loan B11, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.71%, 08/19/28		60	59,676
Baldwin Insurance Group Holdings LLC
2024 Repriced Term Loan B, 05/26/31(n)		12	12,000
2024 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 7.61%, 05/26/31		33	33,167
Higginbotham Insurance Agency, Inc.(c)
2024 5th Amendment Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.86%, 11/24/28		2,415	2,400,275
2024 Amendment No 4 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.11%, 11/24/28		740	740,245
HUB International Ltd., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.37%, 06/20/30		192	193,158
Hyperion Refinance SARL, 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 02/15/31		80	80,930
Jones DesLauriers Insurance Management, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.29%), 7.92%, 03/15/30		52	51,934
Peter C. Foy & Associates Insurance Services LLC(c)
2021 First Lien Delayed Draw Term loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.07%, 11/01/28		578	577,202
2021 First Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.59%, 11/01/28		2,082	2,077,926

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Insurance (continued)
Peter C. Foy & Associates Insurance Services LLC(c) (continued)
2022 1st Amendment Delayed Draw Term loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.83%, 11/01/28	USD	1,127	$ 1,124,418
2024 Delayed Draw Term Loan E, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.83%, 11/01/28		539	538,422
Ryan Specialty Group LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 09/15/31		133	133,187
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.59%, 07/31/31		180	180,684
TIH Insurance Holdings LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.08%, 05/06/31		68	68,599
Truist Insurance Holdings LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 9.08%, 05/06/32		34	34,407
USI, Inc.
2024 Term Loan C, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.58%, 09/29/30		46	46,287
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.58%, 11/21/29		174	173,653
			13,869,150
Interactive Media & Services — 2.0%
Delivery Hero Finco LLC, 2024 USD Term Loan B, (3- mo. CME Term SOFR + 5.00%), 9.52%, 12/12/29		6,468	6,483,587
MH Sub I LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), , 05/03/28		86	86,064
Research Now Group, Inc., 2024 First Lien Second Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.76%), 10.29%, 10/15/28		5,985	5,551,053
Voyage Australia Pty. Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.76%), 8.38%, 07/20/28		14	14,186
			12,134,890
Internet Software & Services — 0.6%
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.09%, 08/15/29		52	47,947
Gen Digital, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.11%, 09/12/29		159	157,867
Go Daddy Operating Co. LLC
2024 Term Loan B7, (1-mo. CME Term SOFR + 1.75%), 6.11%, 05/30/31		32	31,798
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 11/09/29		82	82,361
Proofpoint, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 08/31/28		141	141,516
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR + 4.75%), 9.11%, 03/15/30		3,180	3,181,751
			3,643,240
IT Services — 4.7%
Acquia, Inc.(c)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 11.75%, 10/31/25		20	20,132
Security		Par (000)	Value
IT Services (continued)
Acquia, Inc.(c) (continued)
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 11.73%, 10/31/25	USD	481	$ 480,902
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 09/29/31		87	86,637
Applause App Quality, Inc, 2024 7th Amendment Refinancing Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 6.00%), 10.33%, 10/24/29(c)		81	79,273
Bonterra LLC(c)
2023 Amendment No.4 Incremental Term Loan, (3- mo. CME Term SOFR at 0.75% Floor + 7.75%), 12.08%, 09/08/27		1,016	1,019,120
Revolver, (3-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.33%, 09/08/27		124	123,313
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.33%, 09/08/27		3,194	3,164,664
CivicPlus LLC(c)
Amendment No1 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.90%), 10.41%, 06/09/34		677	676,642
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.90%), 10.41%, 08/24/27		375	375,114
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.90%), 10.41%, 08/24/27		800	800,243
Clever Devices Ltd.(c)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.56%, 06/12/30		443	442,781
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.66%, 06/12/30		2,643	2,669,839
Clover Holdings 2 LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.43%, 11/01/31(c)		214	216,140
Docupace Technologies LLC(c)
PIK Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%, 0.38% PIK), 10.45%, 07/15/30(g)		40	39,279
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 13.25%, 07/15/30		2,064	2,034,750
Epicor Software Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 0.00%, 05/30/31		53	53,261
Fortress Intermediate 3, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 06/27/31		29	28,982
Honey Intermediate, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 2.88%, 3.38% PIK), 10.61%, 09/30/31(c)(g)		89	87,842
Huckabee Acquisition LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.58%, 01/16/30(c)		74	73,343
Inmoment, Inc., Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.45%, 06/08/28(c)		4,257	2,764,136
Integratecom, Inc.(c)(g)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.65%, 2.25% PIK), 11.23%, 12/15/27		102	98,781
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 4.65%, 2.25% PIK), 11.23%, 12/15/27		132	127,337
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.65%, 2.25% PIK), 11.23%, 12/15/27		1,606	1,553,779
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
IT Services (continued)
Intercept Bidco, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.47%, 06/03/30(c)	USD	3,611	$ 3,535,278
LogicMonitor, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.99%, 11/11/31(c)		81	80,197
Madison Logic Holdings, Inc., Term Loan, (1-mo. SOFR at 1.00% Floor + 6.00%, 1.50% PIK), 11.44%, 12/30/28(c)(g)		88	84,171
Magenta Security Holdings LLC
2024 First Out Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.01%), 11.60%, 07/27/28		3,019	2,777,173
2024 Second Out Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 1.50%, 6.25% PIK), 12.60%, 07/27/28(g)		335	196,958
2024 Super Priority Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.84%, 07/27/28		1,392	1,415,970
2024 Third Out Term Loan, (Defaulted), 0.00%, 07/27/28(e)(l)		1,204	404,764
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.37%, 03/01/29		129	128,587
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR + 7.85%), 12.36%, 02/01/29		35	28,086
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 8.21%, 02/01/28		119	110,793
Persado, Inc., Term Loan, (1-mo. CME Term SOFR at 1.80% Floor + 7.50%), 12.05%, 02/01/25(c)		113	114,171
Serrano Parent LLC, Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.92%, 05/13/30(c)		90	90,450
Spartan Bidco Pty. Ltd., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 0.75%, 6.25% PIK), 11.78%, 01/24/28(c)(g)		2,107	2,101,882
Tempo Acquisition LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.61%, 08/31/28		189	190,144
			28,274,914
Machinery — 0.7%
Arcline FM Holdings, LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 9.05%, 06/23/28		97	97,050
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.09%, 03/15/30		24	23,790
Doosan Bobcat North America, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.33%, 04/20/29		8	7,976
Madison Safety & Flow LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 09/26/31		19	19,077
Sonny’ s Enterprises LLC(c)
2023 Restatement Date Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.17%, 08/05/28		3,796	3,648,400
2024 1st Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.24%, 08/05/28		94	90,042
Security		Par (000)	Value
Machinery (continued)
SPX Flow, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 04/05/29	USD	88	$ 89,029
Titan Acquisition Ltd./Canada, 2024 Term Loan B, (6- mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.78%, 02/15/29		222	224,223
TK Elevator U.S. Newco, Inc., USD Term Loan B, (6- mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.59%, 04/30/30		181	182,158
			4,381,745
Media — 0.9%
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.59%, 12/07/30		55	54,576
2024 Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.78%, 12/15/31		43	42,994
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.17%, 04/15/27		2,591	2,386,050
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.26%), 9.85%, 08/02/27		57	56,832
Gray Television, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 5.25%), 9.80%, 06/04/29		15	14,092
Learfield Communications LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 5.00%), 9.36%, 06/30/28		41	41,386
NEP Group, Inc.
2018 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.36%), 7.72%, 08/19/26		10	9,267
2018 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 7.00%), 11.62%, 10/19/26		141	112,523
2023 Term Loan B, (1-mo. CME Term SOFR + 3.25%, 1.50% PIK), 9.22%, 08/19/26(g)		51	46,207
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.36%), 7.72%, 09/25/26		147	127,940
Speedster Bidco GmbH, 2024 USD Term Loan B, 10/17/31(n)		105	105,175
Suited Connector LLC(c)(g)
Revolver, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%, 2.00% PIK), 12.72%, 12/01/27		394	294,266
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.20%, 2.00% PIK), 12.72%, 12/01/27		2,555	1,905,954
Sunrise Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR at 0.00% Floor + 3.04%), 7.44%, 01/31/29		26	26,426
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR + 3.36%), 7.76%, 01/31/29		78	77,488
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR at 0.00% Floor + 2.61%), 7.01%, 04/30/28		54	53,625
			5,354,801

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Metals & Mining — 0.7%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.86%, 05/13/29	USD	30	$ 29,974
Trulite Glass & Aluminum Solutions LLC, Term Loan, (3-mo. CME Term SOFR + 6.00%), 10.59%, 03/01/30(c)		4,088	4,068,099
			4,098,073
Oil, Gas & Consumable Fuels — 0.1%
EG America LLC, 2024 Term Loan B, 02/07/28(n)		17	17,130
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 8.38%, 12/21/28		140	140,639
GIP Pilot Acquisition Partners LP, 2024 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.09%, 10/04/30		12	11,954
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.60%), 8.96%, 09/19/29		11	10,789
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.59%, 10/27/28		19	18,459
NGL Energy Operating LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 8.11%, 02/03/31		30	29,899
NGP XI Midstream Holdings LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.33%, 07/25/31(c)		8	8,060
Oryx Midstream Services Permian Basin LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.11%), 7.51%, 10/05/28		130	130,684
Palmdale Oil Co. Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.75%), 11.23%, 10/02/29(c)		99	98,604
			466,218
Paper & Forest Products — 0.0%
FSK Pallet Holding Corp., Term Loan, (3-mo. CME Term SOFR at 1.25% Floor + 6.50%), 11.33%, 12/23/26(c)		98	98,083
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 9.63%, 04/20/28		47	48,287
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.34%, 03/21/31		106	106,582
American Airlines, Inc.
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.85%), 6.17%, 01/29/27		67	66,848
2023 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.96%, 06/04/29		69	68,367
2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.62%, 02/15/28		58	58,424
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 9.85%, 08/27/29		39	39,154
United Airlines, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.63%, 02/22/31		53	53,401
			441,063
Personal Care Products — 0.2%
Supergoop LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.75%), 10.21%, 12/29/28(c)		1,164	1,156,630
Security		Par (000)	Value
Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 5.50%), 9.86%, 05/04/28	USD	64	$ 65,410
Bausch Health Americas, Inc., 2022 Term Loan B, (1- mo. CME Term SOFR + 5.35%), 9.71%, 02/01/27		46	44,507
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.85%), 6.40%, 08/01/27		42	42,032
Gainwell Acquisition Corp.
2nd Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 12.68%, 10/02/28(c)		994	864,608
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.10%), 8.43%, 10/01/27		97	93,787
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.61%, 05/05/28		146	145,922
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.61%, 10/27/28		65	65,944
Organon & Co., 2024 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.62%, 05/19/31		44	43,842
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 04/20/29		28	28,108
Traack Technologies, Inc., Term Loan, (6-mo. CME Term SOFR + 7.50%), 5.00%, 09/15/25(c)		400	394,665
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.36%, 08/01/31		22	22,560
			1,811,385
Professional Services — 2.4%
Accordion Partners LLC(c)
2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.58%, 11/17/31		154	153,722
Revolver, 0.00%, 08/29/28		7	6,995
Bullhorn, Inc.(c)
2020 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.36%, 10/01/29		4,064	4,043,671
2024 1st Lien Delayed Draw Term Loan, (1-mo. CME Term SOFR + 5.00%), 9.36%, 10/01/29		25	25,409
2024 8th Amendment Delayed Draw Term Loan, (1-mo. CME Term SOFR + 5.00%), 9.36%, 10/01/29		543	540,842
Corpay Technologies Operating Co. LLC, Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 04/28/28		96	95,606
HSI Halo Acquisition, Inc.(c)
2024 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.36%, 06/30/31		72	71,917
2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 9.59%, 06/30/31		2,312	2,323,486
Job & Talent USA, Inc.(c)
3rd Incremental Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 13.22%, 02/17/25		1,851	1,860,026
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 13.22%, 02/17/25		463	465,006
Initial Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 13.22%, 02/18/25		1,388	1,395,020
Security Services Acquisition Sub Corp.(c)
2024 12th Amendment Term Loan A, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 10.19%, 09/30/27		1,128	1,120,425
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Professional Services (continued)
Security Services Acquisition Sub Corp.(c) (continued)
2024 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 10.19%, 09/30/27	USD	2,239	$ 2,222,662
Vensure Employer Services, Inc.(c)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 9.60%, 09/29/31		4	3,701
2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 9.33%, 09/29/31		77	76,254
			14,404,742
Real Estate Management & Development — 1.1%
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.61%), 10.97%, 06/04/29		70	67,900
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.97%, 06/02/28		119	117,037
Cushman & Wakefield U.S. Borrower, LLC(c)
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 01/31/30		24	23,481
2024 Tranche 2 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.61%, 01/31/30		24	24,179
Greystone Affordable Housing Initiatives LLC, 2022 Term Loan, (1-mo. CME Term SOFR 1.50% Floor + 6.50%), 10.97%, 03/08/27(c)		1,636	1,626,817
SitusAMC Holdings Corp.(c)
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.93%, 12/22/27		3,477	3,505,179
2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.93%, 12/22/27		1,460	1,471,500
			6,836,093
Semiconductors & Semiconductor Equipment — 0.1%
Emerald Technologies (U.S.) Acquisition., Inc., Revolver, (1-mo. CME Term SOFR + 6.00%), 10.50%, 12/29/26(c)		354	261,596
Entegris, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.07%, 07/06/29		35	35,526
MKS Instruments, Inc., 2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.59%, 08/17/29		80	79,816
			376,938
Software — 2.2%
Applied Systems, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 02/24/31		174	175,996
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.61%, 02/15/29		309	309,088
Azalea Topco, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 04/30/31		40	39,975
BCPE Pequod Buyer, Inc., USD Term Loan B, 11/25/31(n)		57	57,417
Boxer Parent Co., Inc., 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 8.34%, 07/30/31		60	60,443
Bynder Holding BV(c)
Term Loan Tranche A, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.62%, 01/26/29		15	15,022
Term Loan Tranche B, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.87%, 01/26/29		54	54,456
Security		Par (000)	Value
Software (continued)
Capstone Borrower, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.58%, 06/17/30	USD	30	$ 30,027
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR + 2.36%), 6.72%, 09/21/28		132	132,286
Central Parent, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.58%, 07/06/29		167	164,552
Cloud Software Group, Inc.
2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.83%, 03/30/29		245	245,736
2024 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.08%, 03/21/31		133	133,014
Cloudera, Inc.
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 10.46%, 10/08/29		51	49,916
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 8.21%, 10/08/28		110	110,047
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR + 2.75%), 7.30%, 05/01/31		129	129,704
Cybergrants Holdings LLC, 2024 5th Amendment Incremental Term loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.43%, 09/08/27(c)		223	220,937
Dayforce, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 7.09%, 02/26/31(c)		120	121,032
DNAnexus, Inc.(n)
12/18/29		25	24,750
2024 Delayed Draw Term Loan, 12/18/29		70	69,300
DS Admiral Bidco LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 4.25%), 8.61%, 06/26/31		37	35,708
DTI Holdco, Inc., 2022 Term Loan, (1-mo. CME Term SOFR + 4.75%), 9.11%, 04/26/29		3,534	3,555,137
Dun & Bradstreet Corp., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.60%, 01/18/29		453	453,366
Elastic Path Software, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.35%, 01/05/26(c)		1,343	1,353,031
Ellucian Holdings, Inc.
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.36%, 10/09/29		105	105,845
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 9.11%, 11/15/32		26	26,433
Flexera Software LLC, 2024 1st Lien Term Loan, 03/03/28(n)		20	20,113
Genesys Cloud Services Holdings II LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 7.36%, 12/01/27		216	217,347
Informatica LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.61%, 10/27/28		105	105,830
Kong, Inc.(c)(g)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%, 3.25% PIK), 13.42%, 11/01/29		57	56,590
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%, 3.25% PIK), 13.42%, 11/01/29		107	106,655
Lightspeed Solution LLC(c)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.85%, 03/01/28		27	26,784
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.86%, 03/01/28		410	406,034

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
Mitchell International, Inc.
2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.61%, 06/17/31	USD	106	$ 105,648
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR + 5.25%), 9.61%, 06/17/32		25	24,672
Modena Buyer LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.86%, 07/01/31		40	38,628
Planview Parent, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.83%, 12/17/27		13	13,013
Playtika Holding Corp., 2021 Term Loan B1, (1-mo. CME Term SOFR + 2.86%), 7.22%, 03/13/28		51	51,265
Pluralsight, Inc, 2024 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.00%, 1.50% PIK), 9.01%, 08/22/29(c)(g)		225	224,671
PointClickCare Technologies, Inc., 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.58%, 11/03/31		47	47,056
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.26%), 8.85%, 06/02/28		217	217,249
Project Alpha Intermediate Holding, Inc., 2024 Add-on Term Loan B, 10/28/30(n)		13	13,075
Project Boost Purchaser LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 8.15%, 07/16/31		77	77,797
Quartz Acquireco LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.08%, 06/28/30(c)		73	73,455
RealPage, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.26%), 7.59%, 04/24/28		120	119,302
SEP Raptor Acquisition, Inc.(c)
2024 2nd Amendment Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.93%, 03/31/27		185	184,114
Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.93%, 03/31/27		1,726	1,720,815
Skopima Consilio Parent LLC, 2024 Repriced Term Loan, 05/12/28(n)		18	18,045
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.36%, 05/09/31		129	128,906
UKG, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 02/10/31		183	183,708
VS Buyer LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.12%, 04/12/31		116	117,064
Waystar Technologies, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 0.00%, 10/22/29		22	22,339
West Technology Group LLC, 2023 Term Loan B3, (3- mo. CME Term SOFR at 1.00% Floor + 4.25%), 8.76%, 04/10/27		1,840	1,345,861
Zelis Payments Buyer, Inc., 5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.61%, 11/26/31		77	77,192
			13,416,446
Specialty Retail — 0.8%
Hanna Andersson LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.71%, 07/02/26(c)		2,988	2,952,267
Security		Par (000)	Value
Specialty Retail (continued)
LS Group OpCo Acquistion LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.36%, 04/23/31	USD	24	$ 23,976
Peer Holding III B.V., 2024 USD Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.33%, 07/01/31		36	36,146
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.85%), 8.21%, 02/11/28		37	37,097
Razor Group GmbH(c)
2023 Delayed Draw Term Loan, (Defaulted), 0.00%, 09/30/28		4,212	1,596,474
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.83%, 09/15/27		93	138,161
Restoration Hardware, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.61%), 6.97%, 10/20/28		40	39,632
Woof Holdings, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 8.34%, 12/21/27		13	8,237
			4,831,990
Technology Hardware, Storage & Peripherals — 0.3%
Cubic Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 9.03%, 05/25/28		175	116,789
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 9.03%, 05/25/28		34	22,846
Electronics for Imaging, Inc., Term Loan, (3-mo. CME Term SOFR + 5.10%), 9.69%, 07/23/28		2,153	1,628,444
			1,768,079
Textiles, Apparel & Luxury Goods — 0.7%
ABG Intermediate Holdings 2 LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.59%, 12/21/28		64	64,021
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR + 3.36%), 7.72%, 11/24/28(c)		32	31,576
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.11%, 03/08/30(c)		8	7,989
James Perse Enterprises, Inc.(c)
Revolver, (3-mo. CME Term SOFR + 6.25%), 10.46%, 09/02/27		60	60,000
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.50%, 09/02/27		4,000	4,000,000
WH Borrower, LLC, 02/15/27(c)(n)		99	99,494
			4,263,080
Trading Companies & Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.11%, 01/31/31		74	74,733
Bad Boy Mowers JV Acquisition LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 10.45%, 11/09/29(c)		66	66,000
Core & Main LP
2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.34%, 07/27/28		121	121,182
2024 Term Loan E, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.38%, 02/09/31		35	34,803
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Trading Companies & Distributors (continued)
Dealer Tire Financial LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 07/02/31	USD	65	$ 64,836
Gates Corp., 2024 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 6.11%, 06/04/31		64	63,903
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 8.60%, 10/28/27		63	53,204
Solenis Holdings Ltd., 2024 USD Term Loan, 06/20/31(n)		75	74,796
			553,457
Transportation Infrastructure — 0.0%
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.35%), 10.71%, 12/15/26		110	109,104
Total Floating Rate Loan Interests — 56.9% (Cost: $365,747,666)			344,729,284
Foreign Agency Obligations
Mongolia — 0.0%
Mongolia Government International Bond, 3.50%, 07/07/27(d)		200	185,750
Pakistan — 0.1%
Pakistan Government International Bond, 6.00%, 04/08/26(d)		300	281,952
Sri Lanka — 0.1%
Sri Lanka Government International Bond(b)
4.00%, 04/15/28		122	113,771
3.10%, 01/15/30(i)		94	77,309
3.35%, 03/15/33(i)		185	136,848
3.60%, 06/15/35(i)		125	89,893
3.60%, 05/15/36(i)		87	64,997
3.60%, 02/15/38(i)		173	130,030
			612,848
United Arab Emirates — 0.0%
Sharjah Sukuk Program Ltd., 6.09%, 03/19/34(d)		250	257,362
Total Foreign Agency Obligations — 0.2% (Cost: $1,312,866)			1,337,912

	Shares
Investment Companies
Fixed Income Funds — 0.5%
Invesco Senior Loan ETF	51,000	1,074,570
iShares JP Morgan USD Emerging Markets Bond ETF(o)	18,476	1,645,104
		2,719,674
Total Investment Companies — 0.5% (Cost: $3,075,924)		2,719,674

Security		Par (000)	Value
Preferred Securities
Capital Trusts — 4.9%(a)
Banks — 2.6%
Axis Bank Ltd./Gandhinagar, 4.10%(d)(h)	USD	200	$ 191,250
Barclays PLC(h)
8.00%		4,150	4,293,484
6.38%(d)	GBP	200	250,139
9.63%	USD	1,240	1,364,460
BPER Banca SpA, 6.50%(d)(h)	EUR	200	211,914
Citigroup, Inc.(h)
Series BB, 7.20%	USD	1,250	1,296,524
Series CC, 7.13%		60	61,115
Series DD, 7.00%		15	15,819
Series EE, 6.75%		1,229	1,219,004
Cooperatieve Rabobank UA, 4.38%(d)(h)	EUR	200	204,321
HDFC Bank Ltd., 3.70%(d)(h)	USD	200	190,438
Industrial & Commercial Bank of China Ltd., 3.20%(d)(h)		400	388,400
ING Groep NV, 8.00%(d)(h)		200	209,750
Krung Thai Bank PCL/Cayman Islands, 4.40%(d)(h)		200	194,250
Mitsubishi UFJ Financial Group, Inc., 8.20%(h)		425	465,850
NatWest Group PLC, 8.13%(h)		2,210	2,353,710
PNC Financial Services Group, Inc., Series W, 6.25%(h)		600	605,648
Societe Generale SA, 8.13%(b)(h)		200	196,058
Standard Chartered PLC, 7.88%(d)(h)		400	416,500
Toronto-Dominion Bank, 8.13%, 10/31/82		1,526	1,590,581
Wells Fargo & Co., 6.85%(h)		30	30,964
			15,750,179
Capital Markets — 1.5%
Brookfield Finance, Inc., 6.30%, 01/15/55		45	44,002
Deutsche Bank AG, 7.38%(d)(h)	EUR	200	211,297
Goldman Sachs Group, Inc., Series Y, 6.13%(h)	USD	6,075	5,996,719
UBS Group AG(h)
7.00%(d)		500	500,240
6.85%(b)		200	197,815
7.75%(b)		960	1,000,036
Series NC10, 9.25%(b)		1,301	1,490,856
			9,440,965
Consumer Finance — 0.1%
American Express Co., 3.55%(h)		440	422,919
Diversified Telecommunication Services(d) — 0.1%
British Telecommunications PLC
5.13%, 10/03/54	EUR	100	107,340
8.38%, 12/20/83	GBP	107	142,995
Telefonica Europe BV, 6.75%(h)	EUR	300	348,434
			598,769
Electric Utilities — 0.2%
EDP SA, 4.75%, 05/29/54(d)		200	211,831
Electricite de France SA(d)(h)
5.13%		200	211,388
7.38%	GBP	100	127,238
6.00%		500	623,603
NRG Energy, Inc., 10.25%(b)(h)	USD	93	102,675
PG&E Corp., 7.38%, 03/15/55		5	5,131
			1,281,866
Energy Equipment & Services — 0.0%
Venture Global LNG, Inc., 9.00%(b)(h)		238	248,839

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services(d)(h) — 0.1%
Nationwide Building Society, 7.50%	GBP	200	$ 251,037
NWD Finance BVI Ltd.
4.13%	USD	200	69,000
5.25%		200	88,500
Royal Capital BV, 5.00%		200	198,500
			607,037
Gas Utilities — 0.0%
AltaGas Ltd., 7.20%, 10/15/54(b)		16	16,088
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp., 7.60%, 01/15/55		19	19,515
Vistra Corp., 7.00%(b)(h)		62	62,354
			81,869
Multi-Utilities — 0.1%
CenterPoint Energy, Inc., Series B, 6.85%, 02/15/55		9	9,194
Centrica PLC, 6.50%, 05/21/55(d)	GBP	100	126,917
Dominion Energy, Inc.
6.63%, 05/15/55	USD	10	10,167
Series B, 7.00%, 06/01/54		355	374,874
			521,152
Oil, Gas & Consumable Fuels — 0.1%
South Bow Canadian Infrastructure Holdings Ltd., 7.63%, 03/01/55(b)		9	9,228
Var Energi ASA, 7.86%, 11/15/83(d)	EUR	300	342,955
			352,183
Pharmaceuticals — 0.1%
Bayer AG, 5.38%, 03/25/82(d)		400	405,142
			29,727,008

	Shares
Preferred Stocks — 0.9%(e)
Broadline Retail — 0.6%
StubHub, Series K, 12/31/49(c)	3,000	3,702,309
Construction Materials — 0.0%
Kellermeyer Bergensons Pref(c)	45,118	16,052
Consumer Finance — 0.0%
WorldRemit Ltd., Series X, (Acquired 06/24/24, Cost: $0)(c)(f)	136	14,465
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30	8	1,572
Insurance — 0.0%
Alliant Cali, Inc., (Acquired 09/24/24, Cost: $83,725), 12/31/79(c)(f)	85	84,065
Interactive Media & Services — 0.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $697,988)(c)(f)	6,370	1,151,059
IT Services — 0.0%
Veritas Kapital Assurance PLC, Series G(c)	10,697	213,944
Security	Shares	Value
Software — 0.1%
Veritas Kapital Assurance PLC, Series G(c)	15,498	$ 309,956
Specialty Retail(c) — 0.0%
Razor Group GmbH
Class A, , 09/30/28	3,182,164	32
Common Unit, , 09/30/28	31,821	—
		32
		5,493,454
Total Preferred Securities — 5.8% (Cost: $37,065,999)		35,220,462
Rights
IT Services — 0.0%
Core Scientific, Inc., (Expires 01/23/27, Strike Price USD 5.02)(e)	952,359	78,570
Total Rights — 0.0% (Cost: $296,371)		78,570
Warrants
Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC, (Issued 02/07/20, Expires 02/07/30)(c)(e)	142	23,380
Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(e)	129	—
Consumer Finance — 0.0%
WorldRemit Ltd., Series D, (Issued/Exercisable 02/11/21, 1,596 Shares for 1 Warrant, Expires 02/11/31, Strike Price USD 37.59)(c)(e)	1,596	3,661
Consumer Staples Distribution & Retail(c)(e) — 0.0%
SellerX restructure - Elevate common shares, (Exercisable 07/25/23, 1 Shares for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)	373	—
SellerX restructure - Elevate super senior warrants, (Exercisable 07/25/23, 1 Shares for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)	1,527	—
SellerX restructure - SellerX common warrants, (Exercisable 07/25/23, 1 Shares for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)	527	—
		—
Interactive Media & Services — 0.0%
Research Now, Inc., Issued 07/15/24, Exercisable 07/15/29, Expires 07/15/29, Strike Price USD 37.72)(c)(e)	2,857	286
Media — 0.0%
Suited Connector LLC, (Issued/Exercisable 03/06/23, 1 Share for 1 Warrant, Expires 03/06/33, Strike Price USD 33.71)(c)(e)	9,091	—
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Software — 0.0%
Grey Orange, (Issued/Exercisable 05/06/22, 1 Share for 1 Warrant, Expires 05/06/32, Strike Price USD 28.93)(c)(e)	460	$ 92
Specialty Retail(c)(e) — 0.0%
Razor Group GmbH, (Issued/Exercisable 03/24/23, 568 Shares for 1 Warrant, Expires 04/28/30, Strike Price EUR 6,306.84)	14	—
Razor Group GmbH, (Issued/Exercisable 04/30/21, 1,854 Shares for 1 Warrant, Expires 04/30/28, Strike Price EUR 911.97)	46	—
		—
Total Warrants — 0.0% (Cost: $30)		27,419
Total Long-Term Investments — 96.3% (Cost: $608,691,094)		584,042,414
Short-Term Securities
Money Market Funds — 12.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36%(o)(p)	73,339,863	73,339,862
Total Short-Term Securities — 12.1% (Cost: $73,339,863)		73,339,862
Options Purchased — 0.0% (Cost: $796,199)		301,100
Total Investments Before Options Written — 108.4% (Cost: $682,827,156)		657,683,376
Options Written — (0.0)% (Premiums Received: $(445,839))		(188,188)
Total Investments, Net of Options Written — 108.4% (Cost: $682,381,317)		657,495,188
Liabilities in Excess of Other Assets — (8.4)%		(51,177,315)
Net Assets — 100.0%		$ 606,317,873

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,568,871, representing 0.3% of its net assets as of period end, and an original cost of $2,796,454.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Zero-coupon bond.
(k)	Convertible security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Rounds to less than 1,000.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Affiliate of the Fund.
(p)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 14,311,501	$ 59,028,361 (a)	$ —	$ —	$ —	$ 73,339,862	73,339,863	$ 827,128	$ —
iShares JP Morgan USD Emerging Markets Bond ETF	1,645,473	—	—	—	(369)	1,645,104	18,476	89,816	—
				$ —	$ (369)	$ 74,984,966		$ 916,944	$ —

(a)	Represents net amount purchased (sold).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Note	10	03/20/25	$ 1,113	$ (15,478)
U.S. Long Bond	11	03/20/25	1,252	(30,595)
2-Year U.S. Treasury Note	51	03/31/25	10,486	(10,439)
5-Year U.S. Treasury Note	592	03/31/25	62,932	(429,683)
				(486,195)
Short Contracts
10-Year U.S. Treasury Note	700	03/20/25	76,125	1,241,207
Ultra U.S. Treasury Bond	63	03/20/25	7,491	364,058
				1,605,265
				$ 1,119,070
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	210,114	EUR	200,000	Deutsche Bank AG	01/15/25	$ 2,845
USD	23,876,615	EUR	22,710,000	Deutsche Bank AG	01/15/25	341,181
USD	6,666,618	GBP	5,270,000	Bank of America N.A.	01/15/25	69,793
USD	5,283,839	EUR	5,016,000	Barclays Bank PLC	03/19/25	70,727
USD	391,515	EUR	370,000	Goldman Sachs International	03/19/25	6,975
						$ 491,521
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
3-Month SOFR Future	3,011	06/13/25	USD	97.00	USD	722,301	$ 301,100
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
3-Month SOFR Future	3,011	06/13/25	USD	97.50	USD	722,301	$ (188,188)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	19,800	$ (1,606,246)	$ (125,522)	$ (1,480,724)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.42.V1	5.00%	Quarterly	12/20/29	B+	EUR	304	$ 25,280	$ 28,202	$ (2,922)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Matterhorn Telecom Holding S.A.	5.00%	Quarterly	Goldman Sachs International	12/20/29	EUR	110	$ (14,201)	$ (14,381)	$ 180
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Faurecia SE	5.00%	Quarterly	Goldman Sachs International	06/20/29	BB	EUR	49	$ 3,315	$ 5,169	$ (1,854)
Intrum AB	5.00	Quarterly	Goldman Sachs International	06/20/29	CC	EUR	17	(4,847)	(4,442)	(405)
Intrum AB	5.00	Quarterly	Goldman Sachs International	06/20/29	CC	EUR	12	(3,231)	(2,565)	(666)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	B-	EUR	16	909	543	366
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	B-	EUR	25	1,419	814	605
Faurecia SE	5.00	Quarterly	Goldman Sachs International	12/20/29	BB	EUR	80	4,863	5,774	(911)
								$ 2,428	$ 5,293	$ (2,865)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 28,202	$ (125,522)	$ —	$ (1,483,646)	$ —
OTC Swaps	12,300	(21,388)	1,151	(3,836)	—
Options Written	N/A	(445,839)	257,651	—	(188,188)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,605,265	$ —	$ 1,605,265
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	491,521	—	—	491,521

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options purchased Investments at value — unaffiliated(b)	$ —	$ —	$ —	$ —	$ 301,100	$ —	$ 301,100
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	13,451	—	—	—	—	13,451
	$ —	$ 13,451	$ —	$ 491,521	$ 1,906,365	$ —	$ 2,411,337
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 486,195	$ —	$ 486,195
Options written Options written at value	—	—	—	—	188,188	—	188,188
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	1,483,646	—	—	—	—	1,483,646
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	25,224	—	—	—	—	25,224
	$ —	$ 1,508,870	$ —	$ —	$ 674,383	$ —	$ 2,183,253

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ (186,210)	$ —	$ (197,496)	$ —	$ (383,706)
Forward foreign currency exchange contracts	—	—	—	1,486,858	—	—	1,486,858
Options purchased(a)	—	—	(852,653)	—	(121,588)	—	(974,241)
Options written	—	—	299,057	—	40,112	—	339,169
Swaps	—	(835,117)	—	—	—	—	(835,117)
	$ —	$ (835,117)	$ (739,806)	$ 1,486,858	$ (278,972)	$ —	$ (367,037)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 1,011,615	$ —	$ 1,011,615
Forward foreign currency exchange contracts	—	—	—	784,086	—	—	784,086
Options purchased(b)	—	—	72,887	—	(390,967)	—	(318,080)
Options written	—	—	(21,789)	—	223,051	—	201,262
Swaps	—	(448,122)	—	—	—	—	(448,122)
	$ —	$ (448,122)	$ 51,098	$ 784,086	$ 843,699	$ —	$ 1,230,761

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$82,703,110
Average notional value of contracts — short	98,066,954
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	35,868,698
Average amounts sold — in USD	688,791
Options:
Average value of option contracts purchased	795,092
Average value of option contracts written	437,536
Credit default swaps:
Average notional value — buy protection	19,888,549
Average notional value — sell protection	204,894
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 180,688	$ 61,508
Forward foreign currency exchange contracts	491,521	—
Options	301,100 (a)	188,188
Swaps — centrally cleared	—	18,093
Swaps — OTC(b)	13,451	25,224
Total derivative assets and liabilities in the Statement of Assets and Liabilities	986,760	293,013
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(481,788)	(267,789)
Total derivative assets and liabilities subject to an MNA	$ 504,972	$ 25,224

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 69,793	$ —	$ —	$ —	$ 69,793
Barclays Bank PLC	70,727	—	—	—	70,727
Deutsche Bank AG	344,026	—	—	—	344,026
Goldman Sachs International	18,098	(18,098)	—	—	—
JPMorgan Chase Bank N.A.	2,328	—	—	—	2,328
	$ 504,972	$ (18,098)	$ —	$ —	$ 486,874

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Goldman Sachs International	$ 25,224	$ (18,098)	$ —	$ —	$ 7,126

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 47,560,391	$ 1,000,000	$ 48,560,391

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$ 580,890	$ —	$ —	$ 580,890
Broadline Retail	—	—	—	—
Construction & Engineering	—	259	—	259
Construction Materials	—	—	—	—
Diversified Consumer Services	—	—	283,334	283,334
Entertainment	—	—	26,936	26,936
Financial Services	—	—	—	—
Ground Transportation	—	86	—	86
Health Care Providers & Services	—	9,012	—	9,012
Health Care Technology	2,833,828	—	—	2,833,828
Household Durables	6,128,327	—	—	6,128,327
Interactive Media & Services	—	—	1,003,578	1,003,578
IT Services	—	—	33,498	33,498
Media	1,270,057	—	—	1,270,057
Pharmaceuticals	546,472	—	—	546,472
Real Estate Management & Development	—	934,692	—	934,692
Retail REITs	—	1,785,000	—	1,785,000
Trading Companies & Distributors	—	—	4,887	4,887
Corporate Bonds	—	132,145,350	85,458	132,230,808
Fixed Rate Loan Interests	—	50,282	3,646,756	3,697,038
Floating Rate Loan Interests	—	86,199,435	258,529,849	344,729,284
Foreign Agency Obligations	—	1,337,912	—	1,337,912
Investment Companies	2,719,674	—	—	2,719,674
Preferred Securities
Capital Trusts	—	29,727,008	—	29,727,008
Preferred Stocks	—	1,572	5,491,882	5,493,454
Rights	78,570	—	—	78,570
Warrants	—	—	27,419	27,419
Short-Term Securities
Money Market Funds	73,339,862	—	—	73,339,862
Options Purchased
Interest Rate Contracts	301,100	—	—	301,100
Unfunded Floating Rate Loan Interests(a)	—	73	75,809	75,882
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(163,924)	(163,924)
	$87,798,780	$299,751,072	$270,045,482	$657,595,334
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 1,151	$ —	$ 1,151
Foreign Currency Exchange Contracts	—	491,521	—	491,521
Interest Rate Contracts	1,605,265	—	—	1,605,265
Liabilities
Credit Contracts	—	(1,487,482)	—	(1,487,482)
Interest Rate Contracts	(674,383)	—	—	(674,383)
	$930,882	$(994,810)	$—	$(63,928)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $50,000,000 are categorized as Level 2 within the fair value hierarchy.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests
Assets/Liabilities
Opening balance, as of December 31, 2023	$ —	$ 27,770	$ 484,282	$ 2,811,387	$ 197,277,077	$ 4,398,783	$ (119,315)
Transfers into Level 3	—	—	286,846	39,259	1,651,410	—	—
Transfers out of Level 3	—	(6,053)	(484,282)	—	(218,084)	—	—
Accrued discounts/premiums	—	—	—	31,298	549,103	—	—
Net realized gain (loss)	—	8,076	—	82	(2,240,058)	38,875	—
Net change in unrealized appreciation (depreciation)(a)(b)	—	(1,581,248)	(201,388)	(219,629)	(9,362,148)	(3,031,041)	31,200
Purchases	1,000,000	2,913,611	—	1,589,329	133,571,276	4,257,443	—
Sales	—	(9,923)	—	(604,970)	(62,698,727)	(172,178)	—
Closing balance, as of December 31, 2024	$ 1,000,000	$ 1,352,233	$ 85,458	$ 3,646,756	$ 258,529,849	$ 5,491,882	$ (88,115)
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(b)	$ —	$ (1,581,248)	$ (201,388)	$ (233,865)	$ (11,211,817)	$ (3,016,658)	$ (30,582)

	Warrants	Total
Assets
Opening balance, as of December 31, 2023	$ 382,321	$ 205,262,305
Transfers into Level 3	—	1,977,515
Transfers out of Level 3	—	(708,419)
Accrued discounts/premiums	—	580,401
Net realized gain (loss)	5	(2,193,020)
Net change in unrealized appreciation (depreciation)(a)(b)	(354,930)	(14,719,184)
Purchases	28	143,331,687
Sales	(5)	(63,485,803)
Closing balance, as of December 31, 2024	$ 27,419	$ 270,045,482
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(b)	$ (354,930)	$ (16,630,488)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $38,978,295. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Floating Rate Loan Interests(b)	$223,285,569	Income	Discount Rate	9% - 22%	11%
		Market	Revenue Multiple	0.35x -5.25x	0.74x
			EBITDA Multiple	4.00x - 10.75x	5.73x
			Time to Exit	1.5 years	—
			Volatility	35%	—

Common Stocks	316,833	Market	EBITDA Multiple	13.75x	—
			Revenue Multiple	1.34x	—

Fixed Rate Loan Interests	2,469,703	Income	Discount Rate	13%	—

Preferred Stocks(c)	4,967,949	Income	Discount Rate	11% - 15%	14%
		Market	Revenue Multiple	1.26x - 3.10x	1.28x
			Time to Exit	2.0 years	—
			Volatility	45%	—

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Credit Strategies Fund

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
			EBITDA Multiple	10.75x	—

Warrants	27,133	Market	Revenue Multiple	3.10x - 7.25x	4.54x
			Time to Exit	1.0 - 2.0 years	2.0 years
			Volatility	45% - 60%	45%
		Income	Discount Rate	10% - 15%	11%
	$231,067,187

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
For the period end December 31, 2024, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $10,074,063 changed to a Market approach. The investments were previously valued utilizing a discounted cash flow model. The change was due to consideration of the information that was available at the time the investments were valued.

(c)
The fund valued certain of its Level 3 Preferred Stocks using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $1,151,059 as of December 31, 2024.

See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities
December 31, 2024

BlackRock Credit Strategies Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 582,698,410
Investments, at value — affiliated(b)	74,984,966
Cash	1,353,440
Cash pledged:
Futures contracts	1,884,000
Centrally cleared swaps	853,000
Foreign currency, at value(c)	357,897
Receivables:
Investments sold	1,553,910
Capital shares sold	1,778,242
Dividends — unaffiliated	1,332
Dividends — affiliated	194,116
Interest — unaffiliated	8,947,322
Variation margin on futures contracts	180,688
Swap premiums paid	12,300
Unrealized appreciation on:
Forward foreign currency exchange contracts	491,521
OTC swaps	1,151
Unfunded floating rate loan interests	75,882
Deferred offering costs	83,184
Prepaid expenses	314,157
Other assets	101,352
Total assets	675,866,870
LIABILITIES
Options written, at value(d)	188,188
Payables:
Investments purchased	14,087,642
Accounting services fees	39,303
Bank borrowings	50,000,000
Capital shares redeemed	161,688
Custodian fees	57,757
Income dividend distributions	3,543,821
Interest expense and fees	219,239
Investment advisory fees	543,944
Offering costs	88,652
Trustees’ and Officer’s fees	614
Other accrued expenses	26,816
Professional fees	194,845
Service and distribution fees	97,639
Transfer agent fees	30,100
Variation margin on futures contracts	61,508
Variation margin on centrally cleared swaps	18,093
Swap premiums received	21,388

2024 BlackRock Annual Report to Shareholders

Statement of Assets and Liabilities  (continued)
December 31, 2024
BlackRock Credit Strategies Fund
Unrealized depreciation on:
OTC swaps	$ 3,836
Unfunded floating rate loan interests	163,924
Total liabilities	69,548,997
Commitments and contingent liabilities
NET ASSETS	$ 606,317,873
NET ASSETS CONSIST OF
Paid-in capital	$ 689,042,288
Accumulated loss	(82,724,415)
NET ASSETS	$ 606,317,873
(a) Investments, at cost—unaffiliated	$607,489,088
(b) Investments, at cost—affiliated	$75,338,068
(c) Foreign currency, at cost	$358,441
(d) Premiums received	$445,839
Financial Statements

Statement of Assets and Liabilities  (continued)
December 31, 2024

BlackRock Credit Strategies Fund
NET ASSET VALUE
Institutional
Net assets	$ 445,709,581
Shares outstanding	52,622,270
Net asset value	$ 8.47
Shares authorized	Unlimited
Par value	$0.001
Class A
Net assets	$ 112,308,980
Shares outstanding	13,217,994
Net asset value	$ 8.50
Shares authorized	Unlimited
Par value	$0.001
Class J
Net assets	$ 491,141
Shares outstanding	57,937
Net asset value	$ 8.48
Shares authorized	Unlimited
Par value	$0.001
Class U
Net assets	$ 47,606,060
Shares outstanding	5,613,759
Net asset value	$ 8.48
Shares authorized	Unlimited
Par value	$0.001
Class W
Net assets	$ 202,111
Shares outstanding	23,787
Net asset value	$ 8.50
Shares authorized	Unlimited
Par value	$0.001
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statement of Operations
Year Ended December 31, 2024

BlackRock Credit Strategies Fund
INVESTMENT INCOME
Dividends — unaffiliated	$75,296
Dividends — affiliated	916,944
Interest — unaffiliated	55,840,751
Payment-in-kind interest — unaffiliated	3,227,907
Other income — unaffiliated	996,260
Foreign taxes withheld	(14,298)
Total investment income	61,042,860
EXPENSES
Investment advisory	5,670,708
Service and distribution — class specific	1,110,050
Professional	556,013
Transfer agent — class specific	424,263
Trustees and Officer	181,482
Custodian	138,989
Accounting services	92,931
Registration	73,640
Printing and postage	45,900
Offering	10,816
Miscellaneous	119,802
Total expenses excluding interest expense	8,424,594
Interest expense and fees — unaffiliated	1,993,883
Total expenses	10,418,477
Less:
Fees waived and/or reimbursed by the Manager	(29,122)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(12,821)
Total expenses after fees waived and/or reimbursed	10,376,534
Net investment income	50,666,326
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,435,438)
Forward foreign currency exchange contracts	1,486,858
Foreign currency transactions	(8,662)
Futures contracts	(383,706)
Options written	339,169
Swaps	(835,117)
(2,836,896)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,213,868)
Investments — affiliated	(369)
Forward foreign currency exchange contracts	784,086
Foreign currency translations	(22,144)
Futures contracts	1,011,615
Options written	201,262
Swaps	(448,122)
Unfunded floating rate loan interests	31,104
(6,656,436)
Net realized and unrealized loss	(9,493,332)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,172,994
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund
	Year Ended 12/31/24	Year Ended 12/31/23(a)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$50,666,326	$42,757,316
Net realized loss	(2,836,896)	(8,294,808)
Net change in unrealized appreciation (depreciation)	(6,656,436)	15,088,333
Net increase in net assets resulting from operations	41,172,994	49,550,841
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income
Institutional	(38,557,760)	(29,713,678)
Class A	(9,133,532)	(8,637,151)
Class J	(6,794)	—
Class U	(4,139,338)	(3,782,558)
Class W	(18,311)	(18,936)
Return of capital
Institutional	—	(18,474)
Class A	—	(5,903)
Class U	—	(2,558)
Class W	—	(13)
Decrease in net assets resulting from distributions to shareholders	(51,855,735)	(42,179,271)
CAPITAL SHARE TRANSACTIONS
Shares sold and issued	219,162,300	92,061,415
Reinvestment of distributions	14,491,229	12,856,859
Shares redeemed	(78,363,818)	(80,562,415)
Net increase in net assets derived from capital share transactions	155,289,711	24,355,859
NET ASSETS
Total increase in net assets	144,606,970	31,727,429
Beginning of year	461,710,903	429,983,474
End of year	$606,317,873	$461,710,903

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statement of Cash Flows
Year Ended December 31, 2024

BlackRock Credit Strategies Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$41,172,994
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	252,144,500
Purchases of long-term investments	(380,971,350)
Net purchases of short-term securities	(61,794,573)
Amortization of premium and accretion of discount on investments and other fees	(7,140,773)
Premiums paid on closing options written	(8,411)
Premiums received from options written	703,876
Net realized loss on investments and options written	3,410,268
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	7,201,597
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(144,632)
Dividends — unaffiliated	212,588
Interest — unaffiliated	(1,161,281)
Variation margin on futures contracts	(112,696)
Variation margin on centrally cleared swaps	4,124
Swap premiums paid	(12,300)
Prepaid expenses	(73,004)
Other assets	(101,352)
Deferred offering costs.	(83,184)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	10,668
Custodian fees	15,722
Interest expense and fees	83,105
Investment advisory fees	154,370
Trustees’ and Officer’s fees	(23,211)
Other accrued expenses	(10,764)
Professional fees	42,123
Service and distribution fees	14,330
Transfer agent fees	17,323
Variation margin on futures contracts	26,199
Variation margin on centrally cleared swaps	18,093
Swap premiums received	21,388
Net cash used for operating activities	(146,384,263)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(36,276,434)
Payments for offering costs	88,652
Payments for bank borrowings	(16,450,000)
Net payments on redemption of capital shares	(78,221,830)
Proceeds from bank borrowings	59,000,000
Decrease in bank overdraft	(330,315)
Proceeds from issuance of capital shares	219,797,866
Net cash provided by financing activities	147,607,939
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,130)
Financial Statements

Statement of Cash Flows  (continued)
Year Ended December 31, 2024
BlackRock Credit Strategies Fund
CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$1,222,546
Restricted and unrestricted cash and foreign currency at beginning of year	3,225,791
Restricted and unrestricted cash and foreign currency at end of year	$4,448,337
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,910,778
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$14,491,229
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,353,440
Cash pledged
Futures contracts	1,884,000
Centrally cleared swaps	853,000
Foreign currency at value	357,897
$4,448,337
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund
	Institutional
	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$8.63	$8.48	$9.96	$10.41	$10.24
Net investment income(b)	0.81	0.88	0.63	0.55	0.53
Net realized and unrealized gain (loss)	(0.14)	0.13	(1.43)	(0.28)	0.25
Net increase (decrease) from investment operations	0.67	1.01	(0.80)	0.27	0.78
Distributions(c)
From net investment income	(0.83)	(0.86)	(0.68)	(0.67)	(0.49)
From net realized gain	—	—	—	(0.05)	(0.12)
Return of capital	—	(0.00)(d)	—	—	—
Total distributions	(0.83)	(0.86)	(0.68)	(0.72)	(0.61)
Net asset value, end of year	$8.47	$8.63	$8.48	$9.96	$10.41
Total Return(e)
Based on net asset value	8.06%	12.36%	(8.17)%	2.58%	8.09%
Ratios to Average Net Assets(f)
Total expenses(g)	1.72%	2.00%	2.20%(h)	2.12%	2.90%
Total expenses after fees waived and/or reimbursed	1.71%	1.99%	2.19%(h)	2.11%	2.59%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.35%	1.36%	1.57%(h)	1.66%	1.66%
Net investment income	9.48%	10.15%	7.09%	5.30%	5.40%
Supplemental Data
Net assets, end of year (000)	$445,710	$321,744	$293,515	$285,729	$128,769
Borrowings outstanding, end of year (000)	$50,000	$7,450	$55,850	$73,250	$39,500
Asset coverage, end of year per $1,000 of bank borrowings	$13,126	$62,975	$8,699	$6,846	$5,432
Portfolio turnover rate	45%(i)	35%	55%	55%	77%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the
Fund’s Shares exists.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21	Year Ended 12/31/20

Expense ratios	N/A	N/A	2.13%	1.93%	N/A

(h)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.18%, 2.18% and 1.55%, respectively.

(i)	Portfolio turnover rate is representative of Fund for the entire year.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class A
	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21	Period from 04/01/20(b) to 12/31/20

Net asset value, beginning of period	$8.65	$8.50	$9.97	$10.42	$8.48
Net investment income(c)	0.76	0.82	0.57	0.47	0.33
Net realized and unrealized gain (loss)	(0.14)	0.13	(1.44)	(0.28)	2.03
Net increase (decrease) from investment operations	0.62	0.95	(0.87)	0.19	2.36
Distributions(d)
From net investment income	(0.77)	(0.80)	(0.60)	(0.59)	(0.30)
From net realized gain	—	—	—	(0.05)	(0.12)
Return of capital	—	(0.00)(e)	—	—	—
Total distributions	(0.77)	(0.80)	(0.60)	(0.64)	(0.42)
Net asset value, end of period	$8.50	$8.65	$8.50	$9.97	$10.42
Total Return(f)
Based on net asset value	7.44%	11.53%	(8.87)%	1.82%	28.09%(g)
Ratios to Average Net Assets(h)
Total expenses(i)	2.40%	2.71%	2.87%(j)	2.84%	3.35%(k)
Total expenses after fees waived and/or reimbursed	2.40%	2.70%	2.87%(j)	2.82%	3.25%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.03%	2.06%	2.25%(j)	2.39%	2.38%(k)
Net investment income	8.79%	9.45%	6.34%	4.57%	4.45%(k)
Supplemental Data
Net assets, end of period (000)	$112,309	$95,592	$97,062	$116,182	$46,313
Borrowings outstanding, end of period (000)	$50,000	$7,450	$55,850	$73,250	$39,500
Asset coverage, end of period per $1,000 of bank borrowings	$13,126	$62,975	$8,699	$6,846	$5,432
Portfolio turnover rate	45%(l)	35%	55%	55%	77%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21	Period from 04/01/20(b) to 12/31/20

Expense ratios	N/A	N/A	2.80%	2.65%	N/A

(j)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.85%, 2.85% and 2.23%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of Fund for the entire year.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

BlackRock Credit Strategies Fund (continued)
Class J
Period from 11/19/24(a)
to 12/31/24
Net asset value, beginning of period	$8.63
Net investment income(b)	0.08
Net realized and unrealized loss	(0.11)
Net decrease from investment operations	(0.03)
Distributions from net investment income(c)	(0.12)
Net asset value, end of period	$8.48
Total Return(d)
Based on net asset value	(0.40)%(e)
Ratios to Average Net Assets(f)
Total expenses	2.71%(g)(h)
Total expenses after fees waived and/or reimbursed	2.70%(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.07%(h)
Net investment income	7.85%
Supplemental Data
Net assets, end of period (000)	$491
Borrowings outstanding, end of period (000)	$50,000
Asset coverage, end of period per $1,000 of bank borrowings	$13,126
Portfolio turnover rate	45%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.69%, 2.68% and 2.05%, respectively.

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the portfolio for the entire year.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class U
	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Net asset value, beginning of period	$8.64	$8.50	$9.97	$10.51
Net investment income(c)	0.75	0.81	0.58	0.20
Net realized and unrealized gain (loss)	(0.14)	0.13	(1.45)	(0.38)
Net increase (decrease) from investment operations	0.61	0.94	(0.87)	(0.18)
Distributions(d)
From net investment income	(0.77)	(0.80)	(0.60)	(0.31)
From net realized gain	—	—	—	(0.05)
Return of capital	—	(0.00)(e)	—	—
Total distributions	(0.77)	(0.80)	(0.60)	(0.36)
Net asset value, end of period	$8.48	$8.64	$8.50	$9.97
Total Return(f)
Based on net asset value	7.33%	11.41%	(8.87)%	(1.74)%(g)
Ratios to Average Net Assets(h)
Total expenses(i)	2.46%	2.81%	2.88%(j)	2.80%(k)
Total expenses after fees waived and/or reimbursed	2.45%	2.80%	2.88%(j)	2.80%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.09%	2.17%	2.24%(j)	2.47%(k)
Net investment income	8.75%	9.34%	6.54%	4.23%(k)
Supplemental Data
Net assets, end of period (000)	$47,606	$44,169	$39,203	$26,076
Borrowings outstanding, end of period (000)	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of period per $1,000 of bank borrowings	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	45%(l)	35%	55%	55%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the
Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Expense ratios	N/A	N/A	2.82%	2.54%

(j)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.87%, 2.86% and 2.23%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of Fund for the entire year.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class W
	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Net asset value, beginning of period	$8.65	$8.50	$9.97	$10.51
Net investment income(c)	0.76	0.82	0.57	0.22
Net realized and unrealized gain (loss)	(0.14)	0.13	(1.44)	(0.40)
Net increase (decrease) from investment operations	0.62	0.95	(0.87)	(0.18)
Distributions(d)
From net investment income	(0.77)	(0.80)	(0.60)	(0.31)
From net realized gain	—	—	—	(0.05)
Return of capital	—	(0.00)(e)	—	—
Total distributions	(0.77)	(0.80)	(0.60)	(0.36)
Net asset value, end of period	$8.50	$8.65	$8.50	$9.97
Total Return(f)
Based on net asset value	7.44%	11.53%	(8.87)%	(1.74)%(g)
Ratios to Average Net Assets(h)
Total expenses(i)	2.38%	2.69%	2.87%(j)	2.70%(k)
Total expenses after fees waived and/or reimbursed	2.37%	2.69%	2.87%(j)	2.70%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.02%	2.05%	2.25%(j)	2.45%(k)
Net investment income	8.83%	9.44%	6.35%	4.64%(k)
Supplemental Data
Net assets, end of period (000)	$202	$206	$202	$237
Borrowings outstanding, end of period (000)	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of period per $1,000 of bank borrowings	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	45%(l)	35%	55%	55%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Expense ratios	N/A	N/A	2.80%	2.37%

(j)
Includes non-recurring expenses of offering costs. Without these costs, total expense, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.86, 2.85% and 2.24%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of Fund for the entire year.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund but may range from 0.00% to 3.50%.
The Fund offers five classes of shares designated as Institutional Shares, Class A Shares, Class J Shares, Class U Shares and Class W Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A, Class U and Class W Shares bear expenses related to the shareholder servicing and distribution of such shares.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of CREDX Subsidiary, LLC (the "Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. There were no assets in the Taxable Subsidiary as of period end. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared daily and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.  See Income Tax Information note for the tax character of the Fund’s distributions paid during the year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’ s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may
Notes to Financial Statements

Notes to Financial Statements  (continued)

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise
Notes to Financial Statements

Notes to Financial Statements  (continued)

and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations,

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:
Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	Accordion Partners LLC	$25,749	$ 25,749	$25,620	$ (129)
	Accordion Partners LLC	17,166	17,080	17,080	—
	Accuserve Solutions, Inc.	581,922	581,922	587,390	5,468
	Acquia, Inc.	15,818	15,776	15,818	42
	Alcami Corp.	8,073	8,073	8,073	—
	Alphasense, Inc.	833,333	833,333	825,641	(7,692)
	Applause App Quality, Inc	8,081	7,925	7,927	2
	Appriss Health LLC	94,478	94,479	94,479	—
	ARAS Corp.	901,317	901,317	899,514	(1,803)
	Bonterra LLC	70,000	70,000	69,364	(636)
	Bullhorn, Inc.	279,360	278,905	272,376	(6,529)
	Bullhorn, Inc.	113,090	113,030	112,524	(506)
	Bynder Holding BV	1,215	1,215	1,217	2
	Bynder Holding BV	4,410	4,410	4,417	7
	CBI-Gator Acquisition LLC	14,788	14,788	13,975	(813)
	Chronicle Bidco, Inc.	1,478,771	1,478,771	1,493,559	14,788
	CivicPlus LLC	136,795	136,795	136,795	—
	Clever Devices Ltd.	664,172	664,172	664,172	—
	Community Merger Sub Debt LLC	21,429	21,068	21,104	36
	Compsych Investments Corp.	946,970	944,602	944,129	(473)
	Docupace Technologies LLC	214,978	214,978	211,968	(3,010)
	Docupace Technologies LLC	448,618	448,618	442,337	(6,281)
	Douglas Holdings, Inc	179,447	176,907	176,935	28
	Douglas Holdings, Inc	493,479	489,778	486,570	(3,208)
	Emerald Technologies (U.S.) Acquisition., Inc.	163,087	152,156	120,543	(31,613)
	ESO Solutions, Inc.	91,104	91,104	90,193	(911)
	Focus Financial Partners LLC	6,979	6,979	7,038	59
	Foreside Financial	101,695	101,695	101,695	—
	Foreside Financial	2,883,658	2,883,658	2,883,658	—
	Fusion Holding Corp.	18,868	18,868	18,610	(258)
	Higginbotham Insurance Agency, Inc.	1,816,719	1,816,719	1,816,719	—
	Honey Intermediate, Inc.	11,765	11,597	11,611	14
	HSI Halo Acquisition, Inc.	275,229	272,477	275,229	2,752
	HSI Halo Acquisition, Inc.	341,284	339,578	342,991	3,413
	Huckabee Acquisition LLC	9,677	9,677	9,638	(39)
	Huckabee Acquisition LLC	16,129	16,129	16,064	(65)
	Integratecom, Inc.	4,000	4,000	3,871	(129)
	Integrity Marketing Acquisition, LLC	1,561,215	1,561,215	1,567,460	6,245
	Integrity Marketing Acquisition, LLC	227,131	227,131	227,131	—
	Intercept Bidco, Inc.	555,556	545,494	543,889	(1,605)
	Intercept Bidco, Inc.	833,333	825,000	815,833	(9,167)
	Ivyrehab Intermediate II LLC	61,600	60,732	61,000	268
	James Perse Enterprises, Inc.	440,000	440,000	440,000	—
	Kellermeyer Bergensons Services LLC	10,254	10,254	10,254	—
	Kid Distro Holdings LLC	301,347	300,164	301,347	1,183
	Kroll Bond Rating Agency, Inc.	397,059	397,059	395,641	(1,418)
	LJ Avalon Holdings LLC	9,310	9,310	9,310	—
	LJ Avalon Holdings LLC	761,993	761,993	765,041	3,048
	LogicMonitor, Inc.	10,150	10,023	10,025	2
	Madison Logic Holdings, Inc.	3,349	3,349	3,218	(131)
	Nxgen Buyer, Inc.	84,110	84,110	83,437	(673)
	Oak Purchaser, Inc.	287,831	284,952	287,830	2,878
	Oak Purchaser, Inc.	422,823	422,823	426,206	3,383
	Peter C. Foy & Associates Insurance Services LLC	99,374	99,374	99,175	(199)
	Peter C. Foy & Associates Insurance Services LLC	133,143	133,143	132,877	(266)
	Playpower, Inc.	656,566	656,566	648,031	(8,535)
	Pluralsight, Inc	279,766	279,766	279,766	—
	Pluralsight, Inc	105,609	105,609	105,609	—
	PMA Parent Holdings LLC	12,500	12,500	12,500	—
	Pueblo Mechanical and Controls LLC	18,604	18,604	18,388	(216)
	Raven Acquisition Holdings LLC	1,975	1,965	1,978	13
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund (continued)	Rialto Management Group, LLC	$1,724	$ 1,707	$1,707	$ —
	Sellerx	52,138	51,847	52,137	290
	Serrano Parent LLC	9,000	9,000	9,000	—
	Signia Aerospace LLC	1,302	1,298	1,299	1
	Skydio, Inc.	25,000	24,750	24,750	—
	Skydio, Inc.	25,000	24,750	24,750	—
	Smarsh, Inc.	190,476	188,572	190,476	1,905
	Smarsh, Inc.	57,143	56,461	57,143	682
	Sonny’s Enterprises LLC	1,080,209	1,080,209	1,038,081	(42,128)
	Sparkstone Electrical Group	11,207	11,039	11,073	34
	Sparkstone Electrical Group	22,414	22,078	22,145	67
	Spartan Bidco Pty. Ltd.	230,769	230,769	230,183	(586)
	Sumup Holdings Luxembourg	1,000,000	1,000,000	1,011,000	11,000
	Supergoop LLC	276,165	274,528	274,416	(111)
	Thunder Purchaser, Inc.	204,439	204,439	201,889	(2,550)
	Thunder Purchaser, Inc.	925,138	925,138	909,206	(15,932)
	Titan Home Improvement LLC	697,674	690,698	698,372	7,674
	Titan Home Improvement LLC	581,395	570,881	581,395	10,514
	Vensure Employer Services, Inc.	16,731	16,648	16,732	84
	Wealth Enhancement Group LLC	282,352	282,352	280,133	(2,219)
	Wealth Enhancement Group LLC	996,084	996,084	988,361	(7,723)
	Zilliant, Inc.	148,148	148,148	141,778	(6,370)
					$ (88,042)
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty,  the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets.  For purposes of calculating this fee,“managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BSL for services they provide for that portion of the Fund for which BCIA, BIL and BSL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75% for Class A Shares, Class W Shares and Class U Shares and 0.50% for Class J Shares. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.
For the year ended December 31, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
	Class A	Class J	Class U	Class W	Total
Service and distribution fees — class specific	$ 762,194	$ 285	$ 346,036	$ 1,535	$ 1,110,050
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended December 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.
For the year ended December 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:
	Institutional	Class A	Class U	Class W	Total
Transfer agent fees — class specific	$ 361,462	$ 23,398	$ 39,377	$ 26	$ 424,263
Other Fees:  For the year ended December 31, 2024, affiliates received CDSCs of $975 for Class A Shares.
For the year ended December 31, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $113.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

outstanding voting securities of the Fund.  The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.  This amount is included in fees waived and/or reimbursed by the Manager in the  Statement of Operations. For the year ended December 31, 2024, the amount waived was $12,530.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’ s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2024, the Manager waived $16,592 in investment advisory fees pursuant to these arrangements.
The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class (“expense limitation”). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2026. For the year ended December 31, 2024, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.
In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Administrator – class specific in the Statement of Operations. For the year ended December 31, 2024, class specific expense waivers and/or reimbursements were as follows:
	Institutional	Class U	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$ 11,873	$ 948	$ 12,821
With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
As of December 31, 2024, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	12/31/25
BlackRock Credit Strategies Fund
Institutional	11,873
Class U	948
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the  Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
7.
 PURCHASES AND SALES
For the year ended December 31, 2024, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $391,529,667 and $251,104,556, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Credit Strategies Fund	$ (10,885)	$ 10,885
The tax character of distributions paid was as follows:
Fund Name	Year Ended 12/31/24	Year Ended 12/31/23
BlackRock Credit Strategies Fund
Ordinary income	$ 51,855,735	$ 42,152,323
Return of capital	—	26,948
	$ 51,855,735	$ 42,179,271
As of December 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Credit Strategies Fund	$ 1,766,056	$ (54,811,807)	$ (29,678,664)	$ (82,724,415)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, amortization methods for premiums on fixed income securities and the classification of investments.

As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	$ 686,168,938	$ 11,812,794	$ (41,354,903)	$ (29,542,109)
9.
BANK BORROWINGS
The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility (the “Facility”). Effective December 30, 2024, the commitment amount was increased from $150 million to $200 million. The Facility may be increased to a maximum of $450 million.
The Facility has the following terms: an unused commitment fee of 0.25% per annum when amounts borrowed is greater than $100 million or 0.30% per annum when amounts borrowed is less than $100 million and interest at a rate equal to Daily Simple SOFR on the date the loan is made plus 1.75% per annum on amounts borrowed. Prior to December 30, 2024, interest was calculated at Daily Simple SOFR + a credit spread adjustment of 0.10% + 1.75%. The agreement expires on September 30, 2026 unless extended or renewed. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments. During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility and an extension fee. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the year ended December 31, 2024, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:
Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
BlackRock Credit Strategies Fund	$ 50,000,000	$ 21,922,404	6.92%
10.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments.  An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The  Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
11.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
Transactions in capital shares for each class were as follows:
	Year Ended 12/31/24		Year Ended 12/31/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Credit Strategies Fund
Institutional
Shares sold	21,156,045	$ 181,764,460	9,119,557	$ 78,944,735
Reinvestment of distributions	674,700	5,778,817	560,160	4,841,156
Shares redeemed	(6,510,122)	(55,737,987)	(6,985,601)	(60,556,833)
	15,320,623	$ 131,805,290	2,694,116	$ 23,229,058
Class A
Shares sold	2,922,603	$ 25,157,316	721,005	$ 6,254,581
Reinvestment of distributions	732,355	6,292,600	732,325	6,348,951
Shares redeemed	(1,485,768)	(12,782,087)	(1,819,633)	(15,810,499)
	2,169,190	$ 18,667,829	(366,303)	$ (3,206,967)
Class J(a)
Shares sold	57,937	$ 500,000	—	$ —
Class U
Shares sold	1,369,167	$ 11,740,524	790,438	$ 6,862,099
Reinvestment of distributions	282,007	2,419,812	192,379	1,666,752
Shares redeemed	(1,147,522)	(9,843,744)	(483,245)	(4,195,083)
	503,652	$ 4,316,592	499,572	$ 4,333,768
	18,051,402	$ 155,289,711	2,827,385	$ 24,355,859

(a)	The share class commenced operation on November 19, 2024.
The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals.
Repurchase offer results for the year ended December 31, 2024 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/08/24	02/07/24	1,251,004	2.82%	1,251,004	2.82%	$ 8.60	$ 10,758,638
Class A	01/08/24	02/07/24	354,469	3.16	354,469	3.16	8.62	3,055,525
Class U	01/08/24	02/07/24	152,926	2.94	152,926	2.94	8.61	1,316,692
Class W	01/08/24	02/07/24	—	—	—	—	—	—
Institutional	04/08/24	05/08/24	1,768,913	3.81	1,768,913	3.81	8.56	15,141,892
Class A	04/08/24	05/08/24	116,792	1.01	116,792	1.01	8.59	1,003,245
Class U	04/08/24	05/08/24	314,981	5.81	314,981	5.81	8.58	2,702,537
Class W	04/08/24	05/08/24	—	—	—	—	—	—
Institutional	07/08/24	08/07/24	1,981,220	4.18	1,981,220	4.18	8.51	16,860,182
Class A	07/08/24	08/07/24	354,125	2.89	354,125	2.89	8.54	3,024,227
Class U	07/08/24	08/07/24	375,171	6.57	375,171	6.57	8.53	3,200,205
Class W	07/08/24	08/07/24	—	—	—	—	—	—

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	10/07/24	11/06/24	1,508,985	3.03%	1,508,985	3.03%	8.60	12,977,275
Class A	10/07/24	11/06/24	660,381	5.20	660,381	5.20	8.63	5,699,090
Class U	10/07/24	11/06/24	304,444	5.26	304,444	5.26	8.62	2,624,310
Class W	10/07/24	11/06/24	—	—	—	—	—	—
Repurchase offers results for the year ended December 31, 2023 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/09/23	02/08/23	2,957,747	8.44%	2,078,409	5.93%	$ 8.72	$ 18,123,720
Class A	01/09/23	02/08/23	608,674	5.29	427,776	3.72	8.74	3,738,762
Class U	01/09/23	02/08/23	82,501	1.74	57,883	1.22	8.74	505,896
Class W	01/09/23	02/08/23	—	—	—	—	—	—
Institutional	04/10/23	05/10/23	1,774,797	5.21	1,774,797	5.21	8.66	15,369,740
Class A	04/10/23	05/10/23	662,387	5.89	662,387	5.89	8.68	5,749,522
Class U	04/10/23	05/10/23	184,096	3.84	184,096	3.84	8.68	1,597,957
Class W	04/10/23	05/10/23	—	—	—	—	—	—
Institutional	07/10/23	08/09/23	1,540,620	4.51	1,540,620	4.51	8.65	13,326,359
Class A	07/10/23	08/09/23	250,029	2.30	250,029	2.30	8.68	2,170,254
Class U	07/10/23	08/09/23	93,356	1.96	93,356	1.96	8.68	810,332
Class W	07/10/23	08/09/23	—	—	—	—	—	—
Institutional	10/09/23	11/08/23	1,591,775	4.36	1,591,775	4.36	8.63	13,737,014
Class A	10/09/23	11/08/23	479,441	4.38	479,441	4.38	8.66	4,151,961
Class U	10/09/23	11/08/23	147,910	3.07	147,910	3.07	8.66	1,280,898
Class W	10/09/23	11/08/23	—	—	—	—	—	—

(a)	Date the repurchase offer period began.
The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statements of Changes in Net Assets.
As of December 31, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class A	Class J	Class U	Class W
BlackRock Credit Strategies Fund	9,800,000	58,962	57,937	23,787	23,787
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s  financial statements was completed through the date the financial statements were issued and the following item was noted:
The Fund conducted a quarterly repurchase offer for up to 5% of its issued and outstanding common shares. The results of the Fund’s repurchase offer were as follows:
	Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/08/25	02/07/25	3,273,284	6.04%	3,273,284	6.04%	$ 8.45	$ 27,659,253
Class A	01/08/25	02/07/25	361,019	2.67	361,019	2.67	8.47	3,057,829
Class J	01/08/25	02/07/25	—	—	—	—	—	—
Class U	01/08/25	02/07/25	140,613	2.45	140,613	2.45	8.46	1,189,587
Notes to Financial Statements

Notes to Financial Statements  (continued)

	Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Class W	01/08/25	02/07/25	—	— %	—	— %	$ —	$ —

(a)	Date the repurchase offer period began.

2024 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Credit Strategies Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Credit Strategies Fund (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. Such statements of changes in net assets are consolidated for the year ended December 31, 2023, and such financial highlights are consolidated for the two years in the period ended December 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 27, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2024:
Fund Name	Qualified Dividend Income
BlackRock Credit Strategies Fund	$ 1,317,531
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2024:
Fund Name	Federal Obligation Interest
BlackRock Credit Strategies Fund	$ 547,506
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
BlackRock Credit Strategies Fund	0.29%
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2024:
Fund Name	Interest Dividends
BlackRock Credit Strategies Fund	$ 48,626,985
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2024:
Fund Name	Interest- Related Dividends
BlackRock Credit Strategies Fund	$ 35,690,911

2024 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.
In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.
The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.
Automatic Dividend Reinvestment Plan

Trustee and Officer Information

Independent Trustees
Name Year of Birth(a)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			69 RICs consisting of 104 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2018)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			69 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust.
Cynthia L. Egan 1955	Trustee (Since 2023)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			69 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)
Arthur P. Steinmetz 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			69 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)

Interested Trustees(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
John M. Perlowski 1964	Trustee (Since 2018) and President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	97 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: W.
Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)
Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock
Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2018)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2024)
Chief Compliance Officer of BlackRock Advisors, LLC and other BlackRock US-registered investment advisers since 2014;
Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund
Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012;
Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised
Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief
Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective February 28, 2024, Ariel Hazzard replaced Charles Park as Chief Compliance Officer of the Fund. From September 2024 through January 2025, Charles Park reassumed his role as Chief Compliance Officer of the Fund.

Effective September 30, 2024, Philip Tseng became a portfolio manager of the Fund. Mr. Tseng has been employed by BlackRock since 2018. Effective December 31, 2024, James Keenan is no longer a portfolio manager of the Fund.

Effective January 1, 2025, Lindsey Lorenz succeeded Trent Walker as Chief Financial Officer of the Fund.
Trustee and Officer Information

Additional Information

General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fundamental Periodic Repurchase Policy
The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer and will be between 5% and 25% of the Fund’s then outstanding shares.
The Fund has adopted the following fundamental policies regarding periodic repurchases:
(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b) The periodic interval between repurchase request deadlines will be approximately 3 months.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

Fundamental Periodic Repurchase Policy (continued)
(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.
The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.
During the fiscal year ended December 31, 2024, the Fund conducted a repurchase offer for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:
Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
4	9,136,195	9,136,195
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
Wilmington, DE 19809
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

2024 BlackRock Annual Report to Shareholders

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
blackrock.com | 877-275-1255
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
CRST-12/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$113,832	$113,832	$0	$8,000	$22,900	$22,880	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

1

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

2

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$22,900	$31,287

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

3

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship – Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Philip Tseng, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Patrick Wolfe, Managing Director at BlackRock and Eric Yuan, Managing Director at BlackRock. Messrs. Cucunato, Delbos, Wolfe and Yuan are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Cucunato, Delbos and Wolfe have been members of the Fund’s management team since 2019, and Mr. Yuan has been a member of the Fund’s management since 2022.

Portfolio Manager	Biography

Jeffrey Cucunato	Managing Director of BlackRock since 2005.

David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

Patrick Wolfe	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2018 to 2019; Director of Structured Credit of TCP since 2018; Vice President of Structured Credit of TCP from 2017 to 2018; Senior Associate of TCP from 2016 to 2017; Structured Credit Analyst of TCP from 2013 to 2016; Structured Credit Group of Deutsche Bank from 2007 to 2013.

Eric Yuan	Managing Director of BlackRock, Inc. since 2018; Managing Director of TCP from 2015 to 2018.

Philip Tseng	Managing Director of BlackRock, Inc. since 2018.

(a)(2) As of December 31, 2024:

4

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Tseng	3	2	2	0	0	0
	$2.59 Billion	$789.5 Million	$238.1 Million	$0	$0	$0
Jeffrey Cucunato	28	25	118	0	0	5
	$42.29 Billion	$9.75 Billion	$17.54 Billion	$0	$0	$652.1 Million
David Delbos	1	2	1	0	0	0
	$195.1 Million	$377.3 Million	$43.37 Million	$0	$0	$0
Patrick Wolfe	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Eric Yuan	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Philip Tseng	3	2	2	0	0	0
	$2.59 Billion	$789.5 Million	$238.1 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Tseng Cucunato, Delbos, Wolfe and Yuan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Tseng Cucunato, Delbos, Wolfe and Yuan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to

5

ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark

David Delbos	A combination of market-based indices (e.g., the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups

Jeffrey Cucunato	Bloomberg US Credit Index

Patrick Wolfe Eric Yuan Philip Tseng	None

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

6

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jeffrey Cucunato	$100,001 - $500,000
David Delbos	$100,001 - $500,000
Patrick Wolfe	$100,001 - $500,000
Eric Yuan	$100,001 - $500,000

7

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Philip Tseng	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 27, 2025

By:	/s/ Lindsey Lorenz
Lindsey Lorenz
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: February 27, 2025

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